SECOND QUARTER 2014

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage / Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Acquisitions / Sales	9
• Leasing	10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Select Financial Ratios	14
• Debt Analysis:
(a) Debt Breakdown/Future Repayments	15
(b) Debt Maturities	16
(c) Debt Detail	17

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	19
• Consolidated Balance Sheets	20
• Consolidated Statement of Changes in Equity	21
• Statements of Funds from Operations	22
• Statements of Funds from Operations Per Diluted Share	23
• Reconciliation of Basic-to-Diluted Shares/Units	24
• Unconsolidated Joint Venture Information	25 - 27

IV. PORTFOLIO SUMMARY
• Operating Property Acquisitions	29
• Properties Commencing Initial Operations	30
• Acquisition Property Profiles	31
• Rental Property Sales/Dispositions/Rental Property Held For Sale	32
• Breakdown of Company Holdings	33
• Consolidated Property Listing (by Property Type)	34 - 41
• Unconsolidated Joint Venture Summary	42 - 44
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	45
(b) Square Footage	46
(c) Base Rental Revenue	47
(d) Percentage Leased	48

V. MULTI-FAMILY RENTAL PORTFOLIO
• Summary of Stabilized Operating Communities/Repositioning	50
• Summary of Lease-Up Communities	51
• Summary of Development Communities	52
• Summary of Land Holdings/Pre-Development	53

VI. OFFICE PORTFOLIO
• Summary of Development Projects	55
• Summary of Land Holdings	56
• Leasing Statistics	57 -62
• Market Diversification (MSAs)	63
• Industry Diversification (Top 30 Tenant Industries)	64
• Significant Tenants (Top 50 Tenants)	65 - 66
• Schedules of Lease Expirations (by Property Type)	67 - 71

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for our properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.4 billion at June 30, 2014. Mack-Cali has been involved in all aspects of commercial real estate development, management, and ownership for over 60 years and has been a publicly traded REIT since 1994. At June 30, 2014, Mack-Cali owned or had interests in 279 properties consisting of 266 office and office/flex properties totaling approximately 31.5 million square feet of commercial space and 13 multi-family rental properties containing 3,898 apartment homes, all located in the Northeast, as well as 1,042 apartment homes in lease-up, and 2,383 apartment homes in development and land to accommodate up to 5.7 million square feet of additional commercial space and 8,355 multi-family apartment homes – in addition to hotel development.

History

Established over 60 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of June 30, 2014)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	279
Total Commercial Square Feet / Multi-family Units	31.5 million commercial square feet and 3,898 multi-family apartment homes
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	21.6 million square feet of commercial space and 1,877 multi-family apartment homes
Northeast Presence	31.5 million square feet of commercial space and 3,898 multi-family apartment homes
Common Shares and
Units Outstanding	100.1 million
Dividend-- Quarter/Annualized	$0.15/$0.60
Dividend Yield	2.8%
Total Market Capitalization	$4.4 billion
Senior Debt Rating	BBB- (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	David S. Mack
Kenneth M. Duberstein	Alan G. Philibosian
Nathan Gantcher	Irvin D. Reid
Mitchell E. Hersh	Vincent Tese
Jonathan Litt	Roy J. Zuckerberg

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Anthony Krug, Chief Financial Officer
Gary Wagner, Chief Legal Officer and Secretary

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	J.P. Morgan Anthony Paolone (212) 622-6682
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Cowen and Company James Sullivan (646) 562-1380	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Deutsche Bank North America Vin Chao (212) 250-6799	UBS Investment Research Ross T. Nussbaum (212) 713-2484
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) for the quarter ended June 30, 2014 amounted to $50.3 million, or $0.50 per share. For the six months ended June 30, 2014, FFO equaled $80.5 million, or $0.81 per share

Net income available to common shareholders for the second quarter 2014 equaled $51.1 million, or $0.58 per share. For the six months ended June 30, 2014, net income to common shareholders amounted to $35.8 million, or $0.40 per share.

Included in net income and FFO for the six months ended June 30, 2014 was $4.8 million or $0.05 per share related to the net effect of unusual electricity rate spikes and $11.0 million or $0.11 per share related to EVP severance costs.

All per share amounts presented above are on a diluted basis.

Total revenues for the second quarter 2014 were $160.3 million. For the six months ended June 30, 2014, total revenues amounted to $329.9 million.

The Company had 88,982,062 shares of common stock, and 11,164,018 common operating partnership units outstanding as of June 30, 2014. The Company had a total of 100,146,080 common shares/common units outstanding at June 30, 2014.

As of June 30, 2014, the Company had total indebtedness of approximately $2.2 billion, with a weighted average annual interest rate of 5.51 percent.

The Company had a debt-to-undepreciated assets ratio of 38.4 percent at June 30, 2014. The Company had an interest coverage ratio of 2.8 times for the quarter ended June 30, 2014.

Acquisitions

In April 2014, the Company acquired Andover Place at 650 Bulfinch Drive in Andover, Massachusetts. The 220-unit, multi-family property was acquired for a purchase price of approximately $37.7 million. The luxury community consists of studio, one-, two-, and three-bedroom units, as well as three-bedroom duplexes. The property is 94 percent leased.

In June 2014, Mack-Cali and affiliates of Keystone Property Group jointly purchased Curtis Center, an iconic class A office and retail building overlooking Independence Hall and Washington Square Park in the heart of Center City, Philadelphia, for $125 million. The companies purchased the landmark 885,000-square-foot building in an all-cash transaction, with plans to reposition the property into a dynamic, mixed-use environment through the creation of luxury rental apartments within a portion of the existing office space, and an enhanced pedestrian experience along the surrounding streetscape.

Sales

In April 2014, the Company sold its office property located at 22 Sylvan Way, Parsippany, New Jersey for $96.6 million to Griffin Capital Corporation. In addition to the sales price, Griffin is assuming responsibility for approximately $7 million in future tenant improvement allowance and commission obligations.

In June 2014, the Company completed the sale of seven New Jersey office buildings, totaling 1.27 million square feet, (comprised of four buildings at 30 Knightsbridge Road in Piscataway; 470 and 530 Chestnut Ridge Road properties in Woodcliff Lake; and 412 Mt. Kemble Avenue in Morris Township), for approximately $117 million: $114.6 million in cash and subordinated equity interests in each of the properties sold with capital accounts aggregating $2.4 million. The purchasers of these properties are joint ventures formed between the Company and affiliates of the Keystone Property Group ("Keystone Entities"). The senior equity will receive 15 percent internal rate of return ("IRR") after which the subordinated equity will receive a ten percent IRR and then all distributable cash flow will be split equally between the Keystone Entities and the Company.

Also in June 2014, the Company sold its office property located at 400 Rella Boulevard, a 195,375-square-foot office building in Montebello, New York, for approximately $28.3 million.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Leasing

Mack-Cali’s consolidated commercial in-service portfolio was 83.7 percent leased at June 30, 2014, as compared to 83.6 percent leased at March 31, 2014.

For the quarter ended June 30, 2014, the Company executed 120 leases at its consolidated in-service portfolio totaling 876,273 square feet, consisting of 657,734 square feet of office space and 218,539 square feet of office/flex space. Of these totals, 353,595 square feet were for new leases and 522,678 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:
-
United Water Management & Services, Inc., a sustainable water and wastewater management solutions provider, signed a new lease for 116,360 square feet at Mack-Cali Centre VI, 461 From Road in Paramus.  The 253,554 square-foot office building is 86.5 percent leased.

-
Savvis Communications Corporation, a global provider of cloud and managed solutions, renewed 71,474 square feet at Harborside Plaza 3 in Jersey City.  The 725,600 square-foot office building is 78.4 percent leased.

-
Mannkind Corporation, involved in the discovery, development, and commercialization of therapeutic products, renewed 22,746 square feet at Mack-Cali Centre IV, 61 South Paramus Road in Paramus.  The 269,191 square-foot office building is 60.0 percent leased.

-
Jack Henry & Associates, Inc., a provider of computer systems and electronic payment solutions, signed a new lease for 20,278 square feet at Two Center Court in Totowa.  The 30,600 square-foot office/flex building, in Mack-Cali Commercenter, is 100 percent leased.

-
ADT LLC dba ADT Security Services, a provider of electronic security and monitoring services, signed a new lease for 20,780 square feet at 20 Commerce Way in Totowa. The 42,540 square-foot office/flex building, also located in Mack-Cali Commercenter, is 95.5 percent leased.

-
FTI Consulting, Inc., a global business advisory services firm, renewed 18,462 square feet at 101 Eisenhower Parkway in Roseland.  The 237,000 square-foot office building, located in Eisenhower/280 Corporate Center, is 83.3 percent leased.

-
Auto maker Volkswagen Group of America, Inc. signed transactions totaling 18,021 square feet at 300 Tice Boulevard in Woodcliff Lake, consisting of a 12,430 square-foot renewal and a 5,591 square-foot expansion.  The 230,000 square-foot office building is 99.4 percent leased.

-
Marcum LLP, an independent public accounting and advisory services firm, signed a new lease for 16,026 square feet at 105 Eisenhower Parkway in Roseland.  The 220,000 square-foot office building, located in Eisenhower/280 Corporate Center, is 58.9 percent leased.

WESTCHESTER COUNTY, NEW YORK:
-	Evening Out, Inc., a dinner theatre operator, signed a lease renewal for the entire 32,720 square-foot office/flex building at 75 Clearbrook Road, in Cross Westchester Executive Park in Elmsford.

-
The City of New York, Department of Citywide Administrative Services, signed a new lease for 20,285 square feet at 15 Skyline Drive in Hawthorne. The 55,000 square-foot office/flex building, located in Mid-Westchester Executive Park, is 55.5 percent leased.

-
Progressive Casualty Insurance Company, an insurance provider, signed transactions totaling 19,032 square feet at 1 Executive Boulevard in Yonkers, consisting of a 17,900 square-foot renewal and a 1,132 square-foot expansion.  The 112,000 square-foot office building, located in South Westchester Executive Park, is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items, sales of depreciable rental property, and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from sales of properties and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.

FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 23.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Key Financial Data

As of or for the three months ended

	06/30/14	03/31/14	12/31/13	09/30/13	06/30/13
Shares and Units:
Common Shares Outstanding	88,982,062	88,630,146	88,247,591	88,021,807	88,004,354
Common Units Outstanding	11,164,018	11,518,069	11,864,775	11,987,175	12,003,241
Combined Shares and Units	100,146,080	100,148,215	100,112,366	100,008,982	100,007,595
Weighted Average- Basic (a)	100,022,734	99,875,659	99,806,029	99,787,129	99,963,737
Weighted Average- Diluted (b)	100,022,734	99,875,659	99,806,029	99,787,129	99,963,737

Common Share Price ($’s):
At the end of the period	21.48	20.79	21.48	21.94	24.49
High during period	22.44	23.23	22.49	25.13	29.39
Low during period	19.98	19.75	19.05	20.60	22.59

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	2,205,844	2,137,042	2,205,697	2,250,247	2,505,823
Total Debt	2,208,268	2,232,287	2,362,766	2,368,681	2,369,153
Total Market Capitalization	4,414,112	4,369,329	4,568,463	4,618,928	4,874,976
Total Debt/ Total Market
Capitalization	50.03%	51.09%	51.72%	51.28%	49.60%

Financials:
($’s in thousands, except ratios and
per share amounts)
Total Assets	4,354,772	4,354,343	4,515,328	4,609,263	4,638,064
Gross Book Value of Real Estate Assets	4,966,633	5,172,017	5,129,933	5,113,940	5,422,418
Total Liabilities	2,438,892	2,483,223	2,596,873	2,598,601	2,602,972
Total Equity	1,915,880	1,871,120	1,918,455	2,010,662	2,035,092
Total Revenues	160,300	169,596	165,267	162,505	168,346
Capitalized Interest	3,351	3,141	2,623	3,514	3,281
Scheduled Principal Amortization	595	904	939	1,017	808
Interest Coverage Ratio	2.79	2.01	2.65	2.85	3.08
Fixed Charge Coverage Ratio	2.44	1.77	2.38	2.48	2.72
Net Income (Loss)	57,347	(17,628)	(61,770)	3,439	26,184
Net Income (Loss) Available to Common Shareholders	51,123	(15,298)	(54,179)	4,643	23,071
Earnings (Loss) per Share—diluted	0.58	(0.17)	(0.62)	0.05	0.26
FFO per Share—diluted (d)	0.50	0.30	0.52	0.57	0.65
Dividends Declared per Share	0.15	0.30	0.30	0.30	0.30
FFO Payout Ratio—diluted (d)	29.80%	99.40%	57.46%	52.42%	45.98%

Portfolio Size:
Properties	279	279	279	275	273
Total Commercial Square Footage	31,459,489	31,002,668	31,002,668	30,657,119	30,584,290
Commercial Sq. Ft. Leased at End of Period (e) (f) (g)	83.7%	83.6%	86.1%	86.1%	86.2%
Apartment Homes	3,898	3,678	3,678	3,319	3,319

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).
(g)
The percent leased at March 31, 2014 includes the effects of the lease expirations that had been anticipated of Morgan Stanley & Co. and Credit Suisse (USA) at Harborside in Jersey City aggregating 371,000 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended
	June 30,			%
	2014	2013	Change	Change

Total Property Revenues	$139,404	$143,032	$(3,628)	(2.5)

Real Estate Taxes	21,626	18,355	3,271	17.8
Utilities	13,108	12,294	814	6.6
Operating Services	25,696	24,260	1,436	5.9
Total Property Expenses:	60,430	54,909	5,521	10.1

GAAP Net Operating Income	78,974	88,123	(9,149)	(10.4)

Less: straight-lining of rents adj.	691	2,325	(1,634)	(70.3)

Net Operating Income	$78,283	$85,798	$(7,515)	(8.8)

Percentage Leased at
Period End	83.5%	86.1%

Total Properties:	232

Total Square Footage:	26,053,782

Multi-family apartment homes:	310

	For the six months ended
	June 30,			%
	2014	2013	Change	Change

Total Property Revenues	$282,779	$287,064	$(4,285)	(1.5)

Real Estate Taxes	43,506	39,511	3,995	10.1
Utilities	38,002	26,794	11,208	41.8
Operating Services	52,284	48,233	4,051	8.4
Total Property Expenses:	133,792	114,538	19,254	16.8

GAAP Net Operating Income	148,987	172,526	(23,539)	(13.6)

Less: straight-lining of rents adj.	2,532	8,512	(5,980)	(70.3)

Net Operating Income	$146,455	$164,014	$(17,559)	(10.7)

Percentage Leased at
Period End	83.5%	86.1%

Total Properties:	231

Total Square Footage:	26,053,782

Multi-family apartment homes:	0

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Select Financial Ratios

Ratios Computed For Industry	June 30,
Comparisons:	2014	2013

Financial Position Ratios:
Total Debt/ Total Book	50.71%	51.08%
Capitalization
(Book value) (%)

Total Debt/ Total Market	50.03%	48.60%
Capitalization
(Market value) (%)

Total Debt/ Total Undepreciated	38.44%	38.82%
Assets (%)

Secured Debt/ Total Undepreciated	12.80%	12.34%
Assets (%)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Operational Ratios:
Interest Coverage	2.79	3.08	2.39	3.10
(Funds from Operations+Interest
Expense)/Interest Expense (x)

Debt Service Coverage	2.73	3.01	2.33	3.01
(Funds from Operations +
Interest Expense)/(Interest Expense
+ Principal Amort.) (x)

Fixed Charge Coverage	2.44	2.72	2.09	2.71
(Funds from Operations +
Interest Expense)/(Interest Expense
+ Capitalized Interest+Pref. Div.
+Prin. Amort.+Ground Lease
Payments)(x)

FFO Payout	29.80%	45.98%	55.89%	58.43%
(Dividends Declared/Funds from
Operations) (%)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Debt Analysis

(as of June 30, 2014)

Debt Breakdown

(dollars in thousands)

		%	Weighted Average		Weighted Average
	Balance	of Total	Interest Rate (a)		Maturity in Years
Fixed Rate Unsecured Debt and
Other Obligations	$1,417,141	64.17%	4.92%		5.12
Fixed Rate Secured Debt	626,764	28.38%	7.72%		3.00
Variable Rate Secured Debt	108,363	4.91%	2.54%		1.77
Variable Rate Unsecured Debt	56,000	2.54%	1.26%		3.08

Totals/Weighted Average:	$2,208,268	100.00%	5.51%	(b)	4.30

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.16 percent as of June 30, 2014, plus the applicable spread.
(b)
Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million and $1.3 million for the three and six months ended June 30, 2014, respectively.

Future Repayments

(dollars in thousands)

				Weighted Average
	Scheduled	Principal		Interest Rate of
Period	Amortization	Maturities	Total	Future Repayments (a)
July 1 – December 31, 2014	$4,661	$133,484	$138,145	8.66%
2015	8,539	197,585	206,124	4.66%
2016	8,311	269,272	277,583	7.14%
2017 (b)	7,274	447,368	454,642	3.76%	(c)
2018	7,311	231,537	238,848	6.67%
Thereafter	658	906,566	907,224	5.32%
Sub-total	36,754	2,185,812	2,222,566
Adjustment for unamortized debt discount/premium and mark-to-market, net, as of June 30, 2014	(14,298)	-	(14,298)

Totals/Weighted Average:	$22,456	$2,185,812	$2,208,268	5.51%

(a)	The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 0.16 percent as of June 30, 2014, plus the applicable spread.
(b)	Includes outstanding borrowings of the Company’s unsecured revolving credit facility of $56 million which matures in 2017 with two six-month extension options with the payment of a fee.
(c)
Excludes amortized deferred financing costs pertaining to the Company’s unsecured revolving credit facility which amounted to $0.7 million and $1.3 million for the three and six months ended June 30, 2014, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Debt Maturities

(dollars in thousands)

	July 1-
	December 31,								2022 and
	2014	2015	2016	2017	2018	2019	2020	2021	Beyond	Totals
Secured Debt:
Port Imperial South 4/5	$36,950									$36,950
6 Becker, 85 Livingston,75 Livingston, & 20 Waterview	65,035									65,035
4 Sylvan Way	14,575									14,575
10 Independence	16,924									16,924
Port Imperial South		$43,697								43,697
9200 Edmonston Road		3,888								3,888
4 Becker			$40,431							40,431
5 Becker			14,574							14,574
210 Clay			14,267							14,267
Prudential Portfolio				$141,151						141,151
150 Main Street				217						217
23 Main Street					$26,567					26,567
Harborside Plaza 5					204,970					204,970
100 Walnut Avenue						$17,280				17,280
One River Center						39,586				39,586
Park Square						24,700				24,700
Total Secured Debt:	$133,484	$47,585	$69,272	$141,368	$231,537	$81,566	-	-	-	$704,812

Unsecured Debt:
Unsecured credit facility				$56,000						$56,000
5.125% unsecured notes
due 1/15		$150,000								150,000
5.80% unsecured notes
due 1/16			$200,000							200,000
2.50% unsecured notes
due 12/17				250,000						250,000
7.75% unsecured notes
due 8/19						$250,000				250,000
4.50% unsecured notes
due 4/22									$300,000	300,000
3.15% unsecured notes
due 5/23									275,000	275,000
Total Unsecured Debt:	$-	$150,000	$200,000	$306,000	-	$250,000	-	-	$575,000	$1,481,000

Total Debt:	$133,484	$197,585	$269,272	$447,368	$231,537	$331,566	-	-	$575,000	$2,185,812

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Debt Detail

(dollars in thousands)

		Effective
		Interest	June 30,	December 31,	Date of
Property Name	Lender	Rate	2014	2013	Maturity
Senior Unsecured Notes: (a)
5.125%, Senior Unsecured Notes	public debt	5.11%	-	$200,030	02/15/14	(b)
5.125%, Senior Unsecured Notes	public debt	5.30%	$149,948	149,902	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.81%	200,123	200,161	01/15/16
2.500%, Senior Unsecured Notes	public debt	2.80%	249,003	248,855	12/15/17
7.750%, Senior Unsecured Notes	public debt	8.02%	248,906	248,799	08/15/19
4.500%, Senior Unsecured Notes	public debt	4.61%	299,535	299,505	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	269,626	269,323	05/15/23
Total Senior Unsecured Notes:			$1,417,141	$1,616,575

Revolving Credit Facilities:
Unsecured Facility (c)	17 Lenders	LIBOR +1.100%	$56,000	-	07/31/17
Total Revolving Credit Facilities:			$56,000	-

Property Mortgages: (d)
6301 Ivy Lane (e)	RGA Reinsurance Company	5.52%	-	$5,447	-
395 West Passaic (f)	State Farm Life Insurance Co.	6.00%	-	9,719	-
35 Waterview (g)	Wells Fargo CMBS	6.35%	-	18,417	-
233 Canoe Brook Road (h)	The Provident Bank	4.38%	-	3,877	-
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview (i)	Wells Fargo CMBS	10.22%	$64,829	64,233	08/11/14	(o)
4 Sylvan	Wells Fargo CMBS	10.19%	14,565	14,538	08/11/14	(o)
10 Independence (j)	Wells Fargo CMBS	12.44%	16,850	16,638	08/11/14
Port Imperial South 4/5	Wells Fargo Bank N.A.	LIBOR+3.50%	36,950	36,950	08/30/14
9200 Edmonston Road (k)	Principal Commercial Funding, L.L.C.	5.53%	4,026	4,115	05/01/15
Port Imperial South	Wells Fargo Bank N.A.	LIBOR+1.75%	43,697	43,278	09/19/15
4 Becker	Wells Fargo CMBS	9.55%	39,108	38,820	05/11/16
5 Becker (l)	Wells Fargo CMBS	12.83%	13,467	13,092	05/11/16
210 Clay	Wells Fargo CMBS	13.42%	13,039	12,767	05/11/16
Various (m)	Prudential Insurance	6.33%	146,532	147,477	01/15/17
150 Main Street	Webster Bank	LIBOR+2.35%	217	-	03/30/17
23 Main Street	JPMorgan CMBS	5.59%	29,529	29,843	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.84%	223,381	225,139	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.31%	18,669	18,792	02/01/19
One River Center (n)	Guardian Life Ins. Co.	7.31%	42,768	43,049	02/01/19
Park Square	Wells Fargo Bank N.A.	LIBOR+1.75%	27,500	-	04/10/19
Total Mortgages, Loans Payable and Other Obligations:			$735,127	$746,191

Total Debt:			$2,208,268	$2,362,766

(a)	Includes the cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable.
(b)	On February 17, 2014, the Company repaid these unsecured notes at their maturity using available cash and borrowings on the Company's unsecured revolving credit facility.
(c)
Total borrowing capacity under this facility is $600 million. On July 16, 2013, the Company amended and restated its unsecured revolving credit facility with a group of 17 lenders. The $600 million facility is expandable to $1 billion and matures in July 2017. It has two six-month extension options each requiring the payment of a 7.5 basis point fee. The interest rate on outstanding borrowings (not electing the Company’s competitive bid feature) and the facility fee on the current borrowing capacity payable quarterly in arrears are based upon the Operating Partnership’s unsecured debt ratings.

(d)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to market adjustment of acquired debt and other transaction costs, as applicable.

(e)	On April 1, 2014, the Company repaid the mortgage loan at par, using available cash.
(f)	On May 1, 2014, the Company repaid the mortgage loan at par, using available cash.
(g)	On May 12, 2014, the Company repaid the mortgage loan at par, using borrowings on the Company's unsecured revolving credit facility.
(h)	On April 30, 2014, the Company repaid the mortgage loan at par, using available cash.
(i)	Mortgage is cross collateralized by the four properties.
(j)	The Company is negotiating a deed-in-lieu of foreclosure in satisfaction of this mortgage loan.
(k)
The mortgage loan originally matured on May 1, 2013.  The maturity date was extended until May 1, 2015 with the same interest rate. Excess cash flow, as defined, is being held by the lender for re-leasing costs. The deed for the property was placed in escrow and is available to the lender in the event of default or non-payment at maturity.

(l)
The cash flow from this property is insufficient to cover operating costs and debt service. Consequently, the Company notified the lender and suspended debt service payments in August 2013. The Company has begun discussions with the lender regarding deed-in-lieu of foreclosure and began remitting available cash flow to the lender effective August 2013.

(m)	Mortgage is cross-collateralized by seven properties. The Operating Partnership has agreed, subject to certain conditions, to guarantee repayment of a portion of the loan.
(n)	Mortgage is collateralized by the three properties comprising One River Center.
(o)	The Company has begun discussions with the lender to extend the maturity date and modify the loan terms.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
REVENUES	2014	2013	2014	2013
Base rents	$133,210	$135,438	$267,261	$269,061
Escalations and recoveries from tenants	16,996	17,456	42,564	36,944
Construction services	-	6,746	-	14,972
Real estate services	7,009	6,642	13,701	13,085
Parking income	2,236	1,597	4,350	2,989
Other income	849	467	2,020	2,208
Total revenues	160,300	168,346	329,896	339,259

EXPENSES
Real estate taxes	23,375	19,834	47,726	41,483
Utilities	14,573	13,739	42,854	30,027
Operating services	27,840	25,327	57,062	50,635
Direct construction costs	-	6,511	-	14,336
Real estate services expenses	6,571	5,304	13,280	10,257
General and administrative	13,673	13,111	36,554	25,084
Depreciation and amortization	44,711	45,665	89,696	89,013
Total expenses	130,743	129,491	287,172	260,835
Operating income	29,557	38,855	42,724	78,424

OTHER (EXPENSE) INCOME
Interest expense	(28,159)	(31,270)	(58,105)	(61,139)
Interest and other investment income	922	1,094	1,308	1,100
Equity in earnings (loss) of unconsolidated joint ventures	443	(80)	(792)	(1,830)
Realized gains (losses) and unrealized losses on disposition
of rental property, net	54,584	-	54,584	-
Total other (expense) income	27,790	(30,256)	(3,005)	(61,869)
Income from continuing operations	57,347	8,599	39,719	16,555
Discontinued operations:
Income from discontinued operations	-	4,530	-	9,663
Loss from early extinguishment of debt	-	(703)	-	(703)
Realized gains (losses) and unrealized losses on disposition of
rental property, net	-	13,758	-	13,758
Total discontinued operations	-	17,585	-	22,718
Net income	57,347	26,184	39,719	39,273
Noncontrolling interest in consolidated joint ventures	290	62	612	124
Noncontrolling interest in Operating Partnership	(6,514)	(1,048)	(4,506)	(2,021)
Noncontrolling interest in discontinued operations	-	(2,127)	-	(2,749)
Net income available to common shareholders	$51,123	$23,071	$35,825	$34,627

Basic earnings per common share:
Income from continuing operations	$0.58	$0.09	$0.40	$0.16
Discontinued operations	-	0.17	-	0.23
Net income available to common shareholders	$0.58	$0.26	$0.40	$0.39

Diluted earnings per common share:
Income from continuing operations	$0.58	$0.09	$0.40	$0.16
Discontinued operations	-	0.17	-	0.23
Net income available to common shareholders	$0.58	$0.26	$0.40	$0.39

Basic weighted average shares outstanding	88,691	87,708	88,491	87,688

Diluted weighted average shares outstanding	100,023	99,895	99,964	99,892

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	June 30,	December 31,
Assets	2014	2013
Rental property
Land and leasehold interests	$725,542	$750,658
Buildings and improvements	3,807,642	3,915,800
Tenant improvements	423,988	456,003
Furniture, fixtures and equipment	9,461	7,472
	4,966,633	5,129,933
Less – accumulated depreciation and amortization	(1,389,202)	(1,400,988)
Net investment in rental property	3,577,431	3,728,945
Cash and cash equivalents	80,943	221,706
Investments in unconsolidated joint ventures	265,866	181,129
Unbilled rents receivable, net	126,111	136,304
Deferred charges, goodwill and other assets	266,760	218,519
Restricted cash	26,405	19,794
Accounts receivable, net of allowance for doubtful accounts
of $2,163 and $2,832	11,256	8,931

Total assets	$4,354,772	$4,515,328

Liabilities and Equity
Senior unsecured notes	$1,417,141	$1,616,575
Revolving credit facility	56,000	-
Mortgages, loans payable and other obligations	735,127	746,191
Dividends and distributions payable	15,173	29,938
Accounts payable, accrued expenses and other liabilities	140,546	121,286
Rents received in advance and security deposits	48,932	53,730
Accrued interest payable	25,973	29,153
Total liabilities	2,438,892	2,596,873
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Common stock, $0.01 par value, 190,000,000 shares authorized,
88,982,062 and 88,247,591 shares outstanding	890	882
Additional paid-in capital	2,554,841	2,539,326
Dividends in excess of net earnings	(902,036)	(897,849)
Total Mack-Cali Realty Corporation stockholders’ equity	1,653,695	1,642,359

Noncontrolling interests in subsidiaries:
Operating Partnership	207,479	220,813
Consolidated joint ventures	54,706	55,283
Total noncontrolling interests in subsidiaries	262,185	276,096

Total equity	1,915,880	1,918,455

Total liabilities and equity	$4,354,772	$4,515,328

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
(in thousands) (unaudited)

			Additional	Dividends in	Noncontrolling
	Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2014	88,248	$882	$2,539,326	$(897,849)	$276,096	$1,918,455
Net income	-	-	-	35,825	3,894	39,719
Common stock dividends	-	-	-	(40,012)	-	(40,012)
Common unit distributions	-	-	-	-	(5,129)	(5,129)
Increase in noncontrolling interest	-	-	-	-	35	35
Redemption of common units
for common stock	701	7	12,866	-	(12,873)	-
Shares issued under Dividend
Reinvestment and Stock Purchase Plan	4	-	77	-	-	77
Directors' deferred compensation plan	-	-	213	-	-	213
Stock compensation	29	1	2,521	-	-	2,522
Rebalancing of ownership percentage
between parent and subsidiaries	-	-	(162)	-	162	-
Balance at June 30, 2014	88,982	$890	$2,554,841	$(902,036)	$262,185	$1,915,880

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net income available to common shareholders	$51,123	$23,071	$35,825	$34,627
Add (deduct): Noncontrolling interest in Operating Partnership	6,514	1,048	4,506	2,021
Noncontrolling interest in discontinued operations	-	2,127	-	2,749
Real estate-related depreciation and amortization on
continuing operations (a)	47,291	49,702	94,739	96,134
Real estate-related depreciation and amortization
on discontinued operations	-	2,989	-	6,442
Impairments	-	23,851	-	23,851
Deduct: Realized (gains) losses and unrealized losses on
disposition of rental property, net	(54,584)	(37,609)	(54,584)	(37,609)
Funds from operations available to common shareholders (b)	$50,344	$65,179	$80,486	$128,215

Diluted weighted average shares/units outstanding (c)	100,023	99,895	99,964	99,892

Funds from operations per share/unit-diluted	$0.50	$0.65	$0.81	$1.28

Dividends declared per common share	$0.15	$0.30	$0.45	$0.75

Dividend payout ratio:
Funds from operations-diluted	29.80%	45.98%	55.89%	58.43%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$2,784	$3,122	$5,253	$8,038
Tenant improvements and leasing commissions (d)	$17,548	$11,258	$24,335	$25,440
Straight-line rent adjustments (e)	$1,110	$3,106	$4,189	$9,653
Amortization of (above)/below market lease intangibles, net (f)	$314	$769	$582	$1,335
Acquisition transaction costs (g)	$1,943	$158	$1,943	$214
Net effect of unusual electricity rate spikes (h)	-	-	$4,845	-
EVP severance costs (g)	-	-	$11,044	-

(a)
Includes the Company’s share from unconsolidated joint ventures of $2,658 and $4,117 for the three months ended June 30, 2014 and 2013, respectively, and $5,215 and $7,272 for the six months ended June 30, 2014 and 2013, respectively. Excludes non-real estate-related depreciation and amortization of $78 and $81 for the three months ended June 30, 2014 and 2013, respectively, and $172 and $151 for the six months ended June 30, 2014 and 2013 respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,302 and 12,072 shares for the three months ended June 30, 2014 and 2013, respectively, and 11,444 and 12,085 for the six months ended June 30, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 24.

(d)	Excludes expenditures for tenant spaces that have not been owned for at least a year or were vacant for more than a year.
(e)
Includes the Company’s share from unconsolidated joint ventures of $52 and $17 for the three months ended June 30, 2014 and 2013, respectively, and $0 and $2 for the six months ended June 30, 2014 and 2013, respectively.

(f)
Includes the Company’s share from unconsolidated joint ventures of $124 and $227 for the three months ended  June 30, 2014 and 2013, respectively, and $248 and $394 for the six months ended June 30, 2014 and 2013, respectively.

(g)	Included in general and administrative expense.
(h)	Approximately $10 million in utilities expense, net of approximately $5 million in escalations and recoveries from tenants related to such costs.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Statements of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Net income available to common shareholders	$0.58	$0.26	$0.40	$0.39
Add: Real estate-related depreciation and amortization on
continuing operations (a)	0.47	0.50	0.95	0.96
Real estate-related depreciation and amortization
on discontinued operations	-	0.03	-	0.06
Impairments	-	0.24	-	0.24
Deduct: Realized (gains) losses and unrealized losses on disposition
of rental property, net	(0.55)	(0.38)	(0.55)	(0.38)
Noncontrolling interest/rounding adjustment	-	-	0.01	0.01
Funds from operations (b)	$0.50	$0.65	$0.81	$1.28

Add: Net effect of unusual electricity rate spikes (1st quarter 2014)	-	-	$0.05	-
EVP severance costs (1st quarter 2014)	-	-	0.11	-
Noncontrolling interest/rounding adjustment	-	-	(0.01)	-
FFO excluding certain items	$0.50	$0.65	$0.96	$1.28

Diluted weighted average shares/units outstanding (c)	100,023	99,895	99,964	99,892

(a)
Includes the Company’s share from unconsolidated joint ventures of $0.03 and $0.04 for the three months ended June 30, 2014 and 2013, respectively, and $0.05 and $0.07 for the six months ended June 30, 2014 and 2013, respectively.

(b)	Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (11,302 and 12,072 shares for the three months ended June 30, 2014 and 2013, respectively, and 11,444 and 12,085 for the six months ended June 30, 2014 and 2013, respectively), plus dilutive Common Stock Equivalents (i.e. stock options). See reconciliation of basic to diluted shares/units on page 24.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Mack-Cali Realty Corporation and Subsidiaries
Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Basic weighted average shares outstanding:	88,691	87,708	88,491	87,688
Add: Weighted average common units	11,302	12,072	11,444	12,085
Basic weighted average shares/units:	99,993	99,780	99,935	99,773
Restricted Stock Awards	30	115	29	119

Diluted weighted average shares/units outstanding:	100,023	99,895	99,964	99,892

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2014 and December 31, 2013, respectively: (dollars in thousands)

	June 30,	December 31,
	2014	2013
Assets:
Rental property, net	$1,202,271	$755,049
Loan receivable	46,505	45,050
Other assets	486,239	582,990
Total assets	$1,735,015	$1,383,089
Liabilities and partners'/
members' capital:
Mortgages and loans payable	$844,476	$637,709
Other liabilities	211,959	87,231
Partners'/members' capital	678,580	658,149
Total liabilities and
partners'/members' capital	$1,735,015	$1,383,089

The following is a summary of the Company’s investment in unconsolidated joint ventures as of June 30, 2014 and December 31, 2013, respectively: (dollars in thousands)

	June 30,	December 31,
Entity/ Property Name	2014	2013
Marbella RoseGarden, L.L.C./ Marbella (c)	$15,782	$15,797
RoseGarden Monaco Holdings, L.L.C./ Monaco (North and South) (c)	2,686	3,201
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (c)	496	857
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (c)	-	-
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (c)	6,257	6,455
Overlook Ridge JV, L.L.C./ Quarrystone (c)	-	-
Overlook Ridge JV 2C/3B, L.L.C./Overlook Ridge 2C & 3B (c)	-	-
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (c)	1,950	3,117
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (c)	-	203
Crystal House Apartments Investors LLC / Crystal House	26,458	26,838
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (c)	2,655	3,207
PruRose Port Imperial South 13, LLC / Port Imperial Bldg 13 (c)	1,685	2,206
Roseland/Port Imperial Partners, L.P./ Riverwalk C (c)	1,926	2,068
RoseGarden Marbella South, L.L.C./ Marbella II	8,580	7,567
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (c)	-	24
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	4,247	3,655
Capitol Place Mezz LLC / Station Townhouses	47,978	46,628
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	22,150	-
Overlook Ridge, L.L.C./Overlook Ridge Land	-	-
RoseGarden Monaco, L.L.C./ San Remo Land	1,255	1,224
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	337	337
Red Bank Corporate Plaza, L.L.C./ Red Bank	3,771	4,046
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	5,658	5,514
BNES Associates III / Offices at Crystal Lake	1,899	1,753
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	1,962	1,962
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	751	1,887
Keystone-Penn (c)	-	-
Keystone-TriState (c)	-	-
KPG-MCG Curtis JV, L.L.C./ Curtis Center	2,187	-
Curtis Center TIC I and II LLC/ Curtis Center (a)	61,296	-
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	3,848	3,702
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (c)	1,883	1,930
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson (b)	-	-
Stamford SM LLC / Senior Mezzanine Loan	37,418	36,258
Other	751	693
Company's investment in unconsolidated joint ventures	$265,866	$181,129

(a)	Includes undivided interests in the same manner as investments in noncontrolled partnerships, pursuant to ASC 810.
(b)
The negative investment balance for this joint venture of $710 and $1,706 as of June 30, 2014 and December 31, 2013, respectively, were included in accounts payable, accrued expenses and other liabilities.

(c)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests for the three and six months ended June 30, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Total revenues	$113,118	$91,274	$144,111	$103,693
Operating and other expenses	(96,605)	(81,321)	(114,958)	(89,268)
Depreciation and amortization	(8,213)	(10,083)	(16,581)	(13,174)
Interest expense	(8,786)	(3,310)	(15,127)	(5,322)
Net income (loss)	$(486)	$(3,440)	$(2,555)	$(4,071)

The following is a summary of the Company’s equity in earnings (loss) of unconsolidated joint ventures for the three and six months ended June 30, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Entity/ Property Name	2014	2013	2014	2013
Marbella RoseGarden, L.L.C./ Marbella (a)	$(9)	$(165)	$(15)	$(276)
RoseGarden Monaco Holdings, L.L.C./ Monaco (North and South) (a)	(238)	(423)	(515)	(822)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	(203)	(284)	(419)	(574)
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-	-	(606)
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	(76)	(117)	(174)	(241)
Overlook Ridge JV, L.L.C./ Quarrystone (a)	-	-	-	-
Overlook Ridge JV 2C/3B, L.L.C./Overlook Ridge 2C & 3B (a)	-	224	62	151
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(613)	(192)	(1,151)	(378)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	(91)	(82)	(203)	(168)
Crystal House Apartments Investors LLC / Crystal House	53	(1,535)	(274)	(1,522)
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(220)	(68)	(434)	(113)
PruRose Port Imperial South 13, LLC / Port Imperial Bldg 13 (a)	(213)	(145)	(418)	(278)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(180)	-	(345)	-
RoseGarden Marbella South, L.L.C./ Marbella II	-	(19)	-	(37)
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	(34)	(15)	(63)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	-	-	-	-
Capitol Place Mezz LLC / Station Townhouses	-	-	-	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	(212)	-	(212)	-
Overlook Ridge, L.L.C./Overlook Ridge Land	(213)	-	(259)	-
RoseGarden Monaco, L.L.C./ San Remo Land	-	-	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	(16)	-	(54)	-
Red Bank Corporate Plaza, L.L.C./ Red Bank	106	106	205	207
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	54	116	144	24
BNES Associates III / Offices at Crystal Lake	110	(2)	147	(71)
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	-	-	(5)	-
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(483)	-	(1,136)	-
Keystone-Penn (a)	-	-	-	-
Keystone-TriState (a)	-	-	-	-
KPG-MCG Curtis JV, L.L.C./ TIC I and II LLC/ Curtis Center	251	-	251	-
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	44	19	146	28
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	(23)	(83)	(47)	(132)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	892	1,056	1,290	545
Stamford SM LLC / Senior Mezzanine Loan	928	897	1,844	1,782
Other	795	651	795	714
Company's equity in earnings (loss) of unconsolidated joint ventures	$443	$(80)	$(792)	$(1,830)

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

The following is a summary of the Company’s funds from operations of unconsolidated joint ventures for the three and six months ended June 30, 2014 and 2013, respectively: (dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Entity/ Property Name	2014	2013	2014	2013
Marbella RoseGarden, L.L.C./ Marbella (a)	$242	$278	$479	$587
RoseGarden Monaco Holdings, L.L.C./ Monaco (North and South) (a)	(6)	(48)	(50)	(72)
Rosewood Lafayette Holdings, L.L.C./ Highlands at Morristown Station (a)	22	3	30	-
PruRose Port Imperial South 15, LLC /RiversEdge at Port Imperial (a)	-	-	-	101
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park (a)	18	21	13	37
Overlook Ridge JV, L.L.C./ Quarrystone (a)	-	-	(46)	-
Overlook Ridge JV 2C/3B, L.L.C./Overlook Ridge 2C & 3B (a)	37	225	99	152
PruRose Riverwalk G, L.L.C./ RiverTrace at Port Imperial (a)	(55)	(192)	(434)	(378)
Elmajo Urban Renewal Associates, LLC / Lincoln Harbor (Bldg A&C) (a)	-	(82)	(112)	(168)
Crystal House Apartments Investors LLC / Crystal House	346	131	312	181
Portside Master Company, L.L.C./ Portside at Pier One - Bldg 7 (a)	(220)	(68)	(434)	(113)
PruRose Port Imperial South 13, LLC / Port Imperial Bldg 13 (a)	(213)	(146)	(418)	(279)
Roseland/Port Imperial Partners, L.P./ Riverwalk C (a)	(180)	-	(345)	-
RoseGarden Marbella South, L.L.C./ Marbella II	(416)	(19)	(416)	(37)
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B) (a)	-	(35)	(15)	(63)
Riverpark at Harrison I, L.L.C./ Riverpark at Harrison	-	-	-	-
Capitol Place Mezz LLC / Station Townhouses	-	-	-	-
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	(212)	-	(212)	-
Overlook Ridge, L.L.C./Overlook Ridge Land	(213)	-	(213)	-
RoseGarden Monaco, L.L.C./ San Remo Land	-	-	-	-
Grand Jersey Waterfront URA, L.L.C./ Liberty Landing	(17)	-	(54)	-
Red Bank Corporate Plaza, L.L.C./ Red Bank	223	222	438	438
12 Vreeland Associates, L.L.C./ 12 Vreeland Road	138	193	312	178
BNES Associates III / Offices at Crystal Lake	133	149	269	237
Hillsborough 206 Holdings, L.L.C./ Hillsborough 206	-	-	(5)	-
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	(307)	-	(730)	-
Keystone-Penn (a)	-	-	-	-
Keystone-TriState (a)	-	-	-	-
KPG-MCG Curtis JV, L.L.C./ TIC I and II LLC/ Curtis Center	365	-	365	-
Plaza VIII & IX Associates, L.L.C./ Vacant land (parking operations)	50	96	158	182
Roseland/North Retail, L.L.C./ Riverwalk at Port Imperial (a)	(2)	(31)	(5)	(29)
South Pier at Harborside / Hyatt Regency Jersey City on the Hudson	1,644	1,792	2,797	1,993
Stamford SM LLC / Senior Mezzanine Loan	928	897	1,844	1,782
Other	795	650	795	715
Company's funds from operations of unconsolidated joint ventures	$3,100	$4,036	$4,422	$5,444

(a)
The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows in the near term.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV.  PORTFOLIO SUMMARY

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Operating Property Acquisitions
(dollars in thousands)

For the six months ended June 30, 2014

Acquisition			# of	# of	Commercial	Investment
Date	Property	Location	Properties	Apartment Homes	Square Feet	By Company
Consolidated Multi-Family Rental: (a)
04/10/14	Andover Place (h)	Andover, Massachusetts	1	220	-	$37,700	(b)
Unconsolidated Commercial:
06/06/14	Curtis Center (c)	Philadelphia, Pennsylvania	1	-	885,000	62,500

Total			2	220	885,000	$100,200

For the year ended December 31, 2013

Acquisition			# of	# of	Commercial	Investment
Date	Property	Location	Properties	Apartment Homes	Square Feet	By Company
Consolidated Multi-Family Rental: (a)
01/18/13	Alterra at Overlook Ridge 1A (h)	Revere, Massachusetts	1	310		$61,250	(b)
04/04/13	Alterra at Overlook Ridge 1B (h)	Revere, Massachusetts	1	412		87,950	(b)
11/20/13	Park Square (h)	Rahway, New Jersey	1	159	5,934	46,376	(d)
12/19/13	Richmond Court/Riverwatch Commons (h)	New Brunswick, New Jersey	2	200		40,983	(e)
Total Consolidated			5	1,081	5,934	$236,559

Unconsolidated Multi-Family Rental:
03/21/13	Crystal House (f) (h)	Arlington, Virginia	1	828	8,281	$30,210
Unconsolidated Commercial:
12/09/13	100 Independence Mall West (g)	Philadelphia, Pennsylvania	1	-	339,615	2,800
Total Unconsolidated			2	828	347,896	$33,010

Total			7	1,909	353,830	$269,569

(a)	The Company owns 100 percent of these properties.
(b)	The acquisition cost was funded primarily through borrowings under the Company’s unsecured revolving credit facility.
(c)
The Company holds a 50 percent interest in this property. The joint venture acquired the property for $125 million and plans to reposition the property into a mixed-use environment through the creation of luxury rental apartments within a portion of the existing office space.

(d)
The acquisition cost consisted of $43.4 million in cash consideration and future purchase price earn out payment obligations, subject to conditions related to a real estate tax appeal, recorded at fair value of $3.0 million at closing. $42.6 million of the cash consideration was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining cash consideration was funded primarily from available cash on hand. $2.6 million of the earn-out obligation amount was paid in January 2014, with the remaining balance still potentially payable in the future.

(e)
$12.7 million of the acquisition cost was funded from funds held by a qualified intermediary, which were proceeds from the Company’s prior property sales. The remaining acquisition cost was funded primarily from available cash on hand.

(f)
The unconsolidated joint venture acquired the operating property, which is encumbered by a $165 million mortgage, for $247.5 million and a developable land parcel for $15 million. The Company owns 25 percent interest in the operating property and a 50 percent interest in the development parcel. On a capital event, the Company receives a promoted additional 25 percent interest over a 9.00 percent IRR.

(g)
The Company holds a 33 percent interest in this property. The joint venture acquired the property, which is encumbered by a $61.5 million mortgage loan, for approximately $40.5 million. As part of a more than $20 million reinvestment strategy for this property, the joint venture is planning upgrades to the building’s common areas, as well as build-out offices and the conversion of approximately 55,000 square feet of lower-level space into a 110-space parking garage.

(h)
The Company plans to reposition this property, which is targeted for additional investment by the Company, for unit and common area renovations. During repositioning, it is often necessary to take apartment homes offline for a short period of time to allow for renovations which can impact occupancy and operations.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Properties Commencing Initial Operations
(dollars in thousands, except per square foot)

For the six months June 30, 2014

None.

For the year ended December 31, 2013

					Rentable	Garage	Development		Development
				# of	Square	Parking	Costs Incurred		Cost Per
Date	Property/Address	Location	Type	Properties	Feet	Spaces	By Company		Square Foot
Consolidated Commercial/Mixed-Use:
06/05/13	14 Sylvan Way (c)	Parsippany, New Jersey	Office	1	203,506	-	$51,611	(a)	$254
08/01/13	Port Imperial South 4/5 (d)	Weehawken, New Jersey	Parking/Retail	1	16,736	850	71,040	(b)	n/a

Total Properties Commencing Initial Operations:				2	220,242	850	$122,651

(a)	Development costs included approximately $13.0 million in land costs and $4.3 million in leasing costs. Amounts are as of December 31, 2013.
(b)	Development costs included approximately $13.1 million in land costs. Amounts are as of December 31, 2013.
(c)	The Company owns 100 percent of this property.
(d)	Consolidated joint venture-Company has 43.75 percent effective ownership interest.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Acquisition Property Profile

Current Quarter Consolidated Acquisition

Property Name:	Andover Place

Product Type:	Multi-family residential

Location:	Andover, Massachusetts

Description:	Three, 6-story multi-family residential buildings

Size:	220 apartment homes

Year Constructed:	1988

Closing Date:	April 10, 2014

Acquisition Cost:	$37.7 million

Funding Source:	100% Acquired, funded from funds held by qualified intermediary and available cash on hand.

Percentage Leased:	94.0%

Note: The Company plans to reposition this property, which is targeted for additional investment by the Company, for unit and common area renovations. During repositioning, it is often necessary to take apartment homes offline for a short period of time to allow for renovations which can impact occupancy and operations. See Stabilized Operating Properties-Repositioning on page 50.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Rental Property Sales/Dispositions
(dollars in thousands)

For the six months ended June 30, 2014

				Rentable
Sale			# of	Square	Net Sales	Realized	Capitalization
Date	Property/Address	Location	Buildings	Feet	Proceeds	Gain (Loss)	Rate (b)
04/23/14	22 Sylvan Way	Parsippany, New Jersey	1	249,409	$94,897	$34,653	6.20%
06/23/14	30 Knightsbridge Road (a)	Piscataway, New Jersey	4	680,350	54,641	2,280	11.90%
06/23/14	470 Chestnut Ridge Road (a)	Woodcliff Lake, New Jersey	1	52,500	7,195	86	9.42%
06/23/14	530 Chestnut Ridge Road (a)	Woodcliff Lake, New Jersey	1	57,204	6,299	64	7.74%
06/27/14	400 Rella Boulevard	Suffern, New York	1	180,000	27,539	16,601	5.00%
06/30/14	412 Mount Kemble Avenue (a)	Morris Township, New Jersey	1	475,100	44,751	900	5.70%

Total Property Sales:			9	1,694,563	$235,322	$54,584

(a)
The Company completed the sale of these properties for approximately $117 million: $114.6 million in cash and subordinated equity interests in each of the properties sold with capital accounts aggregating $2.4 million. Net sale proceeds from the sale aggregated $112.9 million which was comprised of the $117 million gross sales price less the subordinated equity interests of $2.4 million and $1.7 million in closing costs.  The purchasers of these properties are joint ventures formed between the Company and affiliates of the Keystone Property Group (“Keystone Entities”).  The senior equity will receive a 15 percent internal rate of return (“IRR”) after which the subordinated equity will receive a ten percent IRR and then all distributable cash flow will be split equally between the Keystone Entities and the Company. In connection with these partial sale transactions, because the buyer receives a preferential return, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinate equity interest at zero.  The Company has contracts with Keystone Entities to sell an additional seven of its office properties in New Jersey, New York and Connecticut, aggregating approximately 928,258 square feet, for approximately $104 million, comprised of: $78.3 million in cash from a combination of Keystone Entities senior and pari-passu equity and mortgage financing; Company subordinated equity interests in each of the properties being sold with capital accounts aggregating $18.8 million; and Company pari-passu equity interests in three of the properties being sold aggregating $6.9 million.

(b)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.

For the year ended December 31, 2013

				Rentable			Net Realized
Sale			# of	Square	Net Sales		Gains/	Capitalization
Date	Property/Address	Location	Properties	Feet	Proceeds		(Losses) (a)	Rate (b)

04/10/13	19 Skyline Drive (c)	Hawthorne, New York	1	248,400	$16,131		$126	(7.90)	% (h)
04/26/13	55 Corporate Drive	Bridgewater, New Jersey	1	204,057	70,967		19,659	6.25%
05/02/13	200 Riser Road	Little Ferry, New Jersey	1	286,628	31,775		16,923	7.38%
05/13/13	777 Passaic Avenue	Clifton, New Jersey	1	75,000	5,640		1,927	7.36%
05/30/13	16 and 18 Sentry Parkway West (d)	Blue Bell, Pennsylvania	2	188,103	19,041		(680)	15.60%
05/31/13	51 Imclone Drive (e)	Branchburg, New Jersey	1	63,213	6,101		823	8.66%
06/28/13	40 Richards Avenue	Norwalk, Connecticut	1	145,487	15,858		(1,169)	5.24%
07/10/13	106 Allen Road	Bernards Township, New Jersey	1	132,010	17,677		2,596	3.70%
08/27/13	Pennsylvania office portfolio (f) (g)	Suburban Philadelphia, Pennsylvania	15	1,663,511	207,425		43,166	9.90%

Total Property Sales:			24	3,006,409	$390,615	(i)	$83,371

(a)
This amount, net of impairment charges recorded in 2013 of $23.9 million on certain of the properties prior to their sale (per Note [f] below), comprises the $59.5 million of realized gains (losses) and unrealized losses on disposition of rental property and impairments, net, for the year ended December 31, 2013.

(b)	Capitalization rate is calculated by dividing the projected net operating income for the 12 months forward from the closing date by the gross sales price.
(c)
The Company recognized a valuation allowance of $7.1 million on this property at December 31, 2012. In connection with the sale, the Company provided an interest-free note receivable to the buyer of $5 million (with a net present value of $3.7 million at closing) which matures in 2023 and requires monthly payments of principal.

(d)	The Company recorded an $8.4 million impairment charge on these properties December 31, 2012. The Company has retained a subordinated interest in these properties.
(e)
The property was encumbered by a mortgage which was satisfied by the Company at the time of the sale. The Company incurred $0.7 million in costs for the debt satisfaction, which was included in discontinued operations: loss from early retirement of debt for the year ended December 31, 2013.

(f)
In order to reduce the carrying value of five of the properties to their estimated fair market values, the Company recorded impairment charges of $23.9 million at June 30, 2013. The fair value used in the impairment charges was based on the purchase and sale agreement for the properties ultimately sold.

(g)
The Company completed the sale of this office portfolio and three developable land parcels for approximately $233 million: $201 million in cash ($55.3 million of which was held by a qualified intermediary until such funds were used in acquisitions), a $10 million mortgage on one of the properties ($8 million of which was funded at closing) and subordinated equity interests in each of the properties being sold with capital accounts aggregating $22 million. Net sale proceeds from the sale aggregated $207 million which was comprised of the $233 million gross sales price less the subordinated equity interests of $22 million and $4 million in closing costs.  The purchasers of the Pennsylvania office portfolio are joint ventures formed between the Company and affiliates of the Keystone Property Group (the “Keystone Affiliates”).  The mortgage loan has a term of two years with a one year extension option and bears interest at LIBOR plus six percent.  The Company's equity interests in the joint ventures will be subordinated to Keystone Affiliates receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinated equity and then all profit will be split equally.  In connection with these partial sale transactions, because the buyer receives a preferential return, the Company only recognized profit to the extent that they received net proceeds in excess of their entire carrying value of the properties, effectively reflecting their retained subordinate equity interest at zero. As part of the transaction, the Company has rights to own, after zoning-approval-subdivision, land at the 150 Monument Road property located in Bala Cynwyd, Pennsylvania, for a contemplated multi-family residential development.

(h)	This property was vacant when sold.
(i)	This amount excludes approximately $0.5 million of net closing prorations and related adjustments received from sellers at closing.

Rental Property Held For Sale
(dollars in thousands)

As of June 30, 2014

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Company Holdings
(dollars in thousands)

As of June 30, 2014

		# of	Commercial	Garage
	# of	Apartment	Square	Parking
Property	Properties	Homes	Feet	Spaces
MULTI-FAMILY RENTAL PORTFOLIO (Section V on pages 50-53)
Stabilized Operating Communities
Consolidated Properties	6	1,301
Unconsolidated Joint Venture Interests:
Participating JVs	1	828
Subordinated Interests	6	1,769
Total Stabilized Operating Communities - included in Property Count:	13	3,898

Communities in Lease-Up:
Unconsolidated Joint Venture Interests:
Subordinated Interests	3	1,042
Total Properties in Lease-Up-Multi-Family:	3	1,042

Development Communities:
Consolidated Properties	n/a	108
Unconsolidated Joint Venture Interests:
Participating JVs	n/a	1,592
Subordinated Interests	n/a	683
Total Development Communities-Multi-Family:		2,383

Total Land Holdings/Pre-Development-Multi-Family:	n/a	8,355

OFFICE PORTFOLIO (Section VI on pages 55 to 71)
Stabilized Operating Properties
Consolidated Properties	233		26,279,958	850
Unconsolidated Joint Venture Interests:
Participating JVs (incl. 350-room hotel)	9		2,061,735
Subordinated Joint Ventures	24		3,109,204
Total Operating Properties - included in Property Count:	266		31,450,897	850

Total Land Holdings-Office	-		5,748,750

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	6/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	88.5	2,576	0.50	20.35
Fort Lee
One Bridge Plaza	1981	200,000	92.9	4,796	0.94	25.81
2115 Linwood Avenue	1981	68,000	69.6	978	0.19	20.66
Lyndhurst
210 Clay Avenue	1981	121,203	84.2	2,380	0.46	23.32
Montvale
135 Chestnut Ridge Road	1981	66,150	66.6	925	0.18	21.00
Paramus
15 East Midland Avenue	1988	259,823	54.2	3,881	0.76	27.56
140 East Ridgewood Avenue	1981	239,680	77.3	4,253	0.83	22.96
461 From Road	1988	253,554	86.5	2,539	0.50	11.58
650 From Road	1978	348,510	86.7	6,222	1.21	20.59
61 South Paramus Road (e)	1985	269,191	60.0	4,469	0.87	27.67
Rochelle Park
120 West Passaic Street	1972	52,000	99.6	1,502	0.29	29.00
365 West Passaic Street	1976	212,578	79.0	3,693	0.72	21.99
395 West Passaic Street	1979	100,589	62.1	1,161	0.23	18.59
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.46	15.72
10 Mountainview Road	1986	192,000	75.1	3,130	0.61	21.71
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.38	21.86
50 Tice Boulevard	1984	235,000	86.6	5,417	1.06	26.62
300 Tice Boulevard	1991	230,000	99.4	5,880	1.15	25.72

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	72.9	4,834	0.94	26.79
Borough of Roseland
4 Becker Farm Road	1983	281,762	94.9	6,977	1.36	26.09
5 Becker Farm Road	1982	118,343	73.1	1,865	0.36	21.56
6 Becker Farm Road	1982	129,732	78.3	2,575	0.50	25.35
101 Eisenhower Parkway	1980	237,000	83.3	4,717	0.92	23.89
103 Eisenhower Parkway	1985	151,545	77.0	2,508	0.49	21.49
105 Eisenhower Parkway	2001	220,000	58.9	2,767	0.54	21.35
75 Livingston Avenue	1985	94,221	64.2	1,263	0.25	20.88
85 Livingston Avenue	1985	124,595	81.8	2,603	0.51	25.54

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Plaza 1	1983	400,000	100.0	11,327	2.21	28.32
Harborside Plaza 2	1990	761,200	48.3	14,936	2.91	40.62
Harborside Plaza 3	1990	725,600	78.4	20,001	3.90	35.16
Harborside Plaza 4-A	2000	207,670	100.0	6,614	1.29	31.85
Harborside Plaza 5	2002	977,225	87.2	31,469	6.15	36.93
101 Hudson Street	1992	1,246,283	82.8	28,301	5.52	27.43

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	83.0	585	0.11	19.98
600 Horizon Drive	2002	95,000	100.0	1,191	0.23	12.54
700 Horizon Drive	2007	120,000	100.0	2,459	0.48	20.49
2 South Gold Drive	1974	33,962	61.6	483	0.09	23.09

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	6/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

Princeton
103 Carnegie Center	1984	96,000	94.6	2,154	0.42	23.72
2 Independence Way	1981	67,401	100.0	1,535	0.30	22.77
3 Independence Way	1983	111,300	95.9	1,745	0.34	16.35
100 Overlook Center	1988	149,600	89.6	3,734	0.73	27.86
5 Vaughn Drive	1987	98,500	100.0	2,432	0.47	24.69

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	372	0.07	9.30
Edison
343 Thornall Street (c)	1991	195,709	96.8	3,525	0.69	18.61
Plainsboro
500 College Road East (e)	1984	158,235	87.4	3,092	0.60	22.36
Woodbridge
581 Main Street	1991	200,000	99.3	5,021	0.98	25.28

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	59.5	469	0.09	17.70
3 Paragon Way	1991	66,898	88.2	1,171	0.23	19.85
4 Paragon Way	2002	63,989	30.8	449	0.09	22.78
100 Willow Brook Road	1988	60,557	57.4	766	0.15	22.04
Holmdel
23 Main Street	1977	350,000	100.0	4,012	0.78	11.46
Middletown
One River Center Bldg 1	1983	122,594	94.0	2,740	0.53	23.78
One River Center Bldg 2	1983	120,360	90.5	2,543	0.50	23.35
One River Center Bldg 3 and 4	1984	214,518	93.3	4,555	0.89	22.76
Neptune
3600 Route 66	1989	180,000	96.1	2,053	0.40	11.87
Wall Township
1305 Campus Parkway	1988	23,350	92.4	474	0.09	21.97
1350 Campus Parkway	1990	79,747	99.9	1,001	0.20	12.56

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	4,055	0.79	24.12
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,514	0.30	20.19
201 Littleton Road	1979	88,369	75.4	1,292	0.25	19.39
Parsippany
4 Campus Drive	1983	147,475	69.9	2,259	0.44	21.91
6 Campus Drive	1983	148,291	72.2	2,487	0.49	23.23
7 Campus Drive	1982	154,395	86.3	2,731	0.53	20.50
8 Campus Drive	1987	215,265	67.4	3,531	0.69	24.34
9 Campus Drive	1983	156,495	30.4	1,025	0.20	21.55
4 Century Drive	1981	100,036	48.8	1,065	0.21	21.82
5 Century Drive	1981	79,739	60.9	904	0.18	18.62
6 Century Drive	1981	100,036	58.0	1,111	0.22	19.15
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	67.6	5,415	1.06	32.24

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	6/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

2 Hilton Court	1991	181,592	100.0	6,528	1.27	35.95
1633 Littleton Road	1978	57,722	6.5	943	0.18	251.34
600 Parsippany Road	1978	96,000	89.6	1,646	0.32	19.14
1 Sylvan Way	1989	150,557	96.0	4,087	0.80	28.28
4 Sylvan Way	1984	105,135	100.0	1,380	0.27	13.13
5 Sylvan Way	1989	151,383	77.5	3,062	0.60	26.10
7 Sylvan Way	1987	145,983	-	10	-	-
14 Sylvan Way	2013	203,506	100.0	5,068	0.99	24.90
20 Waterview Boulevard	1988	225,550	93.8	4,734	0.92	22.38
35 Waterview Boulevard	1990	172,498	87.3	4,059	0.79	26.95
5 Wood Hollow Road	1979	317,040	72.4	5,941	1.16	25.88

PASSAIC COUNTY, NEW JERSEY
Totowa
999 Riverview Drive	1988	56,066	91.8	882	0.17	17.14

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	59.2	912	0.18	31.44
233 Mt. Airy Road	1987	66,000	67.5	495	0.10	11.11
Bridgewater
440 Route 22 East	1990	198,376	95.5	4,767	0.93	25.16
721 Route 202/206	1989	192,741	98.6	4,398	0.86	23.14
Warren
10 Independence Boulevard	1988	120,528	92.6	2,735	0.53	24.51

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	89.8	4,306	0.84	26.27
Cranford
6 Commerce Drive	1973	56,000	91.3	1,080	0.21	21.12
11 Commerce Drive	1981	90,000	84.8	1,803	0.35	23.62
12 Commerce Drive	1967	72,260	84.7	924	0.18	15.10
14 Commerce Drive	1971	67,189	88.3	1,148	0.22	19.35
20 Commerce Drive	1990	176,600	98.3	3,570	0.70	20.56
25 Commerce Drive	1971	67,749	91.6	1,288	0.25	20.75
65 Jackson Drive	1984	82,778	53.9	953	0.19	21.36
New Providence
890 Mountain Avenue	1977	80,000	77.1	1,160	0.23	18.81

Total New Jersey Office		17,258,194	81.7	349,902	68.27	24.81

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	17,089	3.34	32.58

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	90.1	1,007	0.20	18.63
101 Executive Boulevard	1971	50,000	-	61	0.01	-
555 Taxter Road	1986	170,554	97.4	3,668	0.72	22.08
565 Taxter Road	1988	170,554	86.0	3,645	0.71	24.85
570 Taxter Road	1972	75,000	68.7	1,255	0.24	24.36

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	6/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

Hawthorne
1 Skyline Drive	1980	20,400	99.0	353	0.07	17.48
2 Skyline Drive	1987	30,000	100.0	543	0.11	18.10
7 Skyline Drive	1987	109,000	78.4	2,071	0.40	24.23
17 Skyline Drive (e)	1989	85,000	100.0	1,360	0.27	16.00
Tarrytown
200 White Plains Road	1982	89,000	60.4	1,272	0.25	23.66
220 White Plains Road	1984	89,000	73.4	1,656	0.32	25.35
White Plains
1 Barker Avenue	1975	68,000	85.9	1,631	0.32	27.92
3 Barker Avenue	1983	65,300	100.0	1,407	0.27	21.55
50 Main Street	1985	309,000	78.9	8,153	1.59	33.44
11 Martine Avenue	1987	180,000	77.7	4,366	0.85	31.22
1 Water Street	1979	45,700	72.7	780	0.15	23.48
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,996	0.58	26.75
3 Executive Boulevard	1987	58,000	100.0	1,688	0.33	29.10

Total New York Office		2,310,984	86.2	55,001	10.73	27.59

FAIRFIELD COUNTY, NEW YORK
Stamford
1266 East Main Street	1984	179,260	75.3	3,418	0.67	25.32

Total Connecticut Office		179,260	75.3	3,418	0.67	25.32

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	88.1	6,671	1.30	44.66
1400 L Street, NW	1987	159,000	100.0	5,883	1.15	37.00

Total District of Columbia Office		328,549	93.9	12,554	2.45	40.71

PRINCE GEORGE'S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	1,060	0.21	27.40
6301 Ivy Lane	1979	112,003	65.4	1,526	0.30	20.83
6303 Ivy Lane	1980	112,047	13.2	1,515	0.30	102.43
6305 Ivy Lane	1982	112,022	84.3	1,932	0.38	20.46
6404 Ivy Lane	1987	165,234	75.3	2,706	0.53	21.75
6406 Ivy Lane	1991	163,857	77.0	534	0.10	4.23
6411 Ivy Lane	1984	138,405	72.5	2,203	0.43	21.95
Lanham
4200 Parliament Place	1989	122,000	97.4	2,871	0.56	24.16

Total Maryland Office		964,258	71.7	14,347	2.81	20.76

TOTAL OFFICE PROPERTIES		21,041,245	81.9	435,222	84.93	25.26

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	6/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	78.7	415	0.08	8.18
5 Terri Lane	1992	74,555	100.0	620	0.12	8.32
Moorestown
2 Commerce Drive	1986	49,000	69.2	222	0.04	6.55
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	249	0.05	6.48
201 Commerce Drive	1986	38,400	50.0	41	0.01	2.14
202 Commerce Drive	1988	51,200	25.0	115	0.02	8.98
1 Executive Drive	1989	20,570	100.0	200	0.04	9.72
2 Executive Drive	1988	60,800	71.4	296	0.06	6.82
101 Executive Drive	1990	29,355	99.7	298	0.06	10.18
102 Executive Drive	1990	64,000	100.0	474	0.09	7.41
225 Executive Drive	1990	50,600	85.4	198	0.04	4.58
97 Foster Road	1982	43,200	100.0	170	0.03	3.94
1507 Lancer Drive	1995	32,700	100.0	146	0.03	4.46
1245 North Church Street	1998	52,810	37.9	177	0.04	8.84
1247 North Church Street	1998	52,790	64.0	288	0.06	8.52
1256 North Church Street	1984	63,495	100.0	477	0.09	7.51
840 North Lenola Road	1995	38,300	47.0	243	0.05	13.50
844 North Lenola Road	1995	28,670	100.0	203	0.04	7.08
915 North Lenola Road	1998	52,488	100.0	292	0.06	5.56
2 Twosome Drive	2000	48,600	100.0	404	0.08	8.31
30 Twosome Drive	1997	39,675	74.8	211	0.04	7.11
31 Twosome Drive	1998	84,200	100.0	429	0.08	5.10
40 Twosome Drive	1996	40,265	100.0	294	0.06	7.30
41 Twosome Drive	1998	43,050	100.0	281	0.06	6.53
50 Twosome Drive	1997	34,075	56.0	122	0.02	6.39

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	120	0.02	5.56

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	210	0.04	15.82
200 Horizon Drive	1991	45,770	100.0	695	0.14	15.18
300 Horizon Drive	1989	69,780	53.2	522	0.10	14.06
500 Horizon Drive	1990	41,205	93.8	576	0.11	14.90

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	612	0.12	17.49
1340 Campus Parkway	1992	72,502	75.1	935	0.18	17.17
1345 Campus Parkway	1995	76,300	95.3	1,024	0.20	14.08
1433 Highway 34	1985	69,020	80.7	564	0.11	10.13
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92
1324 Wyckoff Avenue	1987	21,168	100.0	180	0.04	8.50

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	596	0.12	15.30
2 Center Court	1998	30,600	100.0	193	0.04	6.31
11 Commerce Way	1989	47,025	100.0	525	0.10	11.16
20 Commerce Way	1992	42,540	95.5	228	0.04	5.61
29 Commerce Way	1990	48,930	77.9	228	0.04	5.98
40 Commerce Way	1987	50,576	86.3	561	0.11	12.85
45 Commerce Way	1992	51,207	100.0	519	0.10	10.14

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties
(Continued)

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	6/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

60 Commerce Way	1988	50,333	89.1	465	0.09	10.37
80 Commerce Way	1996	22,500	76.9	244	0.05	14.10
100 Commerce Way	1996	24,600	88.0	267	0.05	12.33
120 Commerce Way	1994	9,024	100.0	105	0.02	11.64
140 Commerce Way	1994	26,881	99.5	314	0.06	11.74

Total New Jersey Office/Flex		2,189,531	85.8	17,045	3.32	9.08

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	411	0.08	12.92
75 Clearbrook Road	1990	32,720	100.0	500	0.10	15.28
125 Clearbrook Road	2002	33,000	100.0	535	0.10	16.21
150 Clearbrook Road	1975	74,900	99.3	972	0.19	13.07
175 Clearbrook Road	1973	98,900	100.0	1,413	0.28	14.29
200 Clearbrook Road	1974	94,000	98.8	1,155	0.23	12.44
250 Clearbrook Road	1973	155,000	95.1	999	0.19	6.78
50 Executive Boulevard	1969	45,200	59.6	374	0.07	13.88
77 Executive Boulevard	1977	13,000	100.0	244	0.05	18.77
85 Executive Boulevard	1968	31,000	-	123	0.02	-
300 Executive Boulevard	1970	60,000	100.0	633	0.12	10.55
350 Executive Boulevard	1970	15,400	99.4	230	0.05	15.03
399 Executive Boulevard	1962	80,000	100.0	1,038	0.20	12.98
400 Executive Boulevard	1970	42,200	71.1	559	0.11	18.63
500 Executive Boulevard	1970	41,600	100.0	761	0.15	18.29
525 Executive Boulevard	1972	61,700	100.0	988	0.19	16.01
1 Westchester Plaza	1967	25,000	100.0	352	0.07	14.08
2 Westchester Plaza	1968	25,000	96.1	275	0.05	11.45
3 Westchester Plaza	1969	93,500	97.9	1,071	0.21	11.70
4 Westchester Plaza	1969	44,700	100.0	697	0.14	15.59
5 Westchester Plaza	1969	20,000	100.0	317	0.06	15.85
6 Westchester Plaza	1968	20,000	100.0	263	0.05	13.15
7 Westchester Plaza	1972	46,200	100.0	660	0.13	14.29
8 Westchester Plaza	1971	67,200	100.0	1,301	0.25	19.36
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	724	0.14	14.17
4 Skyline Drive	1987	80,600	93.0	1,307	0.26	17.44
5 Skyline Drive	1980	124,022	99.8	1,657	0.32	13.39
6 Skyline Drive	1980	44,155	72.8	578	0.11	17.98
8 Skyline Drive	1985	50,000	85.4	821	0.16	19.23
10 Skyline Drive	1985	20,000	100.0	392	0.08	19.60
11 Skyline Drive (e)	1989	45,000	100.0	995	0.19	22.11
12 Skyline Drive (e)	1999	46,850	71.7	555	0.11	16.52
15 Skyline Drive (e)	1989	55,000	55.5	196	0.04	6.42
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,570	0.31	20.48
200 Corporate Boulevard South	1990	84,000	90.1	1,817	0.36	24.01
4 Executive Plaza	1986	80,000	100.0	1,298	0.25	16.23
6 Executive Plaza	1987	80,000	100.0	1,644	0.32	20.55
1 Odell Plaza	1980	106,000	100.0	1,510	0.29	14.25
3 Odell Plaza	1984	71,065	100.0	1,596	0.31	22.46
5 Odell Plaza	1983	38,400	99.6	649	0.13	16.97
7 Odell Plaza	1984	42,600	100.0	796	0.16	18.69

Total New York Office/Flex		2,348,812	93.8	33,976	6.63	15.43

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Office/Flex Properties (continued)
and Industrial/Warehouse, Retail Properties, and Land Leases

			Percentage	2014		2014
		Net	Leased	Base		Average
		Rentable	as of	Rent	Percentage	Base Rent
	Year	Area	6/30/14	($000’s)	of Total 2014	Per Sq. Ft.
Property Location	Built	(Sq. Ft.)	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (d)

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,576	0.31	17.91
500 West Avenue	1988	25,000	100.0	371	0.07	14.84
550 West Avenue	1990	54,000	81.3	846	0.17	19.27
600 West Avenue	1999	66,000	100.0	670	0.13	10.15
650 West Avenue	1998	40,000	100.0	511	0.10	12.78

Total Connecticut Office/Flex		273,000	96.3	3,974	0.78	15.12

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	90.3	54,995	10.73	12.66

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane (e)	1957	6,600	100.0	106	0.02	16.06
2 Warehouse Lane (e)	1957	10,900	100.0	158	0.03	14.50
3 Warehouse Lane (e)	1957	77,200	100.0	399	0.08	5.17
4 Warehouse Lane (e)	1957	195,500	97.0	1,839	0.36	9.70
5 Warehouse Lane (e)	1957	75,100	97.1	935	0.18	12.82
6 Warehouse Lane (e)	1982	22,100	100.0	555	0.11	25.11

Total Industrial/Warehouse Properties		387,400	97.9	3,992	0.78	10.52

HUDSON COUNTY, NEW JERSEY
Weehawken
500 Avenue at Port Imperial (f)	2013	16,736	52.2	-	-	-

Total New Jersey Retail Properties		16,736	52.2	-	-	-

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	179	0.03	19.25
Yonkers
2 Executive Boulevard	1986	8,000	100.0	305	0.06	38.13

Total New York Retail Properties		17,300	100.0	484	0.09	27.98

Total Retail Properties		34,036	76.5	484	0.09	18.59

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	-	-	-	155	0.03	-
Yonkers
1 Enterprise Boulevard	-	-	-	185	0.04	-

Total New York Land Leases		-	-	340	0.07	-

PRINCE GEORGE'S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A	-	-	-	153	0.03	-

Total Maryland Land Leases		-	-	153	0.03	-

Total Land Leases		-	-	493	0.10	-

TOTAL COMMERCIAL PROPERTIES		26,274,024	83.7	495,186	96.63	22.53

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Property Listing

Multi-Family Properties

			Commercial
		Net	Percentage		Percentage	2014		2014
		Rentable	Leased		Leased	Base		Average
		Commercial	as of		as of	Rent	Percentage	Base Rent
	Year	Area	6/30/14	Number	6/30/14	($000’s)	of Total 2014	Per Unit
Multi-Family Properties	Built	(Sq. Ft.)	(%) (a)	of Units	(%) (a)	(b) (c)	Base Rent (%)	($) (c) (j)

MIDDLESEX COUNTY, NEW JERSEY
New Brunswick
Richmond Court (f) (g)	1997	-	-	82	98.8	794	0.16	1,537
Riverwatch Commons (f) (g)	1995	-	-	118	99.2	1,136	0.22	1,522

UNION COUNTY, NEW JERSEY
Rahway
Park Square (f) (h)	2011	5,934	81.5	159	94.3	2,261	0.44	2,056

Total New Jersey Multi-Family		5,934	81.5	359	96.9	4,191	0.82	1,756

ESSEX COUNTY, MASSACHUSETTS
Andover
Andover Place (f) (i)	1988	-	-	220	98.2	696	0.14	1,195

SUFFOLK COUNTY, MASSACHUSETTS
Revere
Alterra at Overlook Ridge 1A	2004	-	-	310	92.9	5,299	1.03	1,533
Alterra at Overlook Ridge 1B	2008	-	-	412	93.5	7,093	1.38	1,535

Total Massachusetts Multi-Family		-	-	942	94.4	13,088	2.55	1,452

Total Multi-Family Properties		5,934		1,301	95.1	17,279	3.37	1,537

TOTAL PROPERTIES		26,279,958		1,301		512,465	100.00

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring June 30, 2014 aggregating 101,880 square feet (representing 0.4 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended June 30, 2014, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage. For the 12 months ended June 30, 2014, total escalations and recoveries from tenants were: $59,445, or $3.47 per leased square foot, for office properties; $9,102, or $2.10 per leased square foot, for office/flex properties; and $1,921, or $4.74 per leased square foot, for other properties.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended June 30, 2014 divided by net rentable commercial square feet leased at June 30, 2014.
(e)	This property is located on land leased by the Company.
(f)
As this property was acquired, commenced initial operations or initially consolidated by the Company during the 12 months ended June 30, 2014, the amounts represented in 2014 base rent reflect only that portion of those 12 months during which the Company owned or consolidated the property. Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2014 average base rent per sq. ft. and per unit for this property have been calculated by taking the 12 months ended June 30, 2014 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased or occupied units at June 30, 2014. These annualized per square foot and per unit amounts may not be indicative of the property’s results had the Company owned or consolidated the property for the entirety of the 12 months ended June 30, 2014.

(g)	Acquired on December 19, 2013. Amounts reflect period of ownership.
(h)	Acquired on November 20, 2013. Amounts reflect period of ownership.
(i)	Acquired on April 10, 2014. Amounts reflect period of ownership.
(j)	Annualized base rent for the 12 months ended June 30, 2014 divided by units occupied at June 30, 2014, divided by 12.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Unconsolidated Joint Ventures Summary
(as of June 30, 2014)

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)

							Company’s		Net Operating
					# of	Revenue	Effective		Income (c)		Property Debt				Preferred
		Year	Percent		Apartment	Per	Ownership		3 Mos	6 Mos		Maturity	Interest		Capital		Return
Joint Venture / Property Name	Location	Built	Occupied		Homes	Unit (b)%			06/30/14	06/30/14	Balance	Date	Rate		Balance (d)		Rate	Investor
Operating Multi-family Residential: (a)
Marbella RoseGarden, L.L.C. / Marbella	Jersey City, NJ	2003	95.6%		412	$2,724	24.27%		$2,077	$4,145	$95,000	05/01/18	4.99%		$7,567		9.50%	Prudential
RoseGarden Monaco, L.L.C. / Monaco (North and South)	Jersey City, NJ	2011	96.3%		523	3,183	15.00%		3,418	6,520	165,000	02/01/21	4.19%		80,541		9.00%	Prudential
Rosewood Morristown, L.L.C. / Metropolitan at 40 Park	Morristown, NJ	2010	98.4%		130	3,527	12.50%		788	1,495	38,600	09/01/20	3.25%		20,837	(e)	9.00%	Prudential
Rosewood Lafayette Holdings, L.L.C. / Highlands at Morristown Station	Morristown, NJ	2009	98.7%		217	2,567	25.00%		1,136	2,186	39,021	07/01/15	4.00%		33,130		9.00%	Prudential
PruRose Port Imperial South 15 LLC / RiversEdge at Port Imperial	Weehawken, NJ	2009	94.4%		236	3,079	50.00%	(f)	1,063	2,083	57,500	09/01/20	4.32%		40,015		9.00%	Prudential
Overlook Ridge JV, L.L.C. / Quarrystone	Malden, MA	2008	95.8%		251	2,120	25.00%		979	1,941	69,657	03/15/16	(g)		18,829	(h)	15.00%	Lennar
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA	1962	85.8%	(p)	828	1,921	25.00%	(s)	2,714	5,077	165,000	03/19/20	3.17%		-		-	-

Total Operating Multi-family Residential:			92.9%		2,597	$2,548			$12,175	$23,447	$629,778				$200,919

							Company’s		Net Operating
							Effective		Income (c)		Property Debt				Preferred
		Year	Percent		Square		Ownership		3 Mos	6 Mos		Maturity	Interest		Capital		Return
Joint Venture / Property Name	Location	Built	Leased		Feet		%		06/30/14	06/30/14	Balance	Date	Rate		Balance (c)		Rate	Investor
Operating Commercial:
Roseland/North Retail, L.L.C. / Riverwalk at Port Imperial	West New York, NJ	2008	64.0%		30,745		20.00%		$130	$248	-	-	-		$6,268		9.00%	Prudential
BNES Associates III / Offices at Crystal Lake	West Orange, NJ	2003	100.0%		106,345		31.25%		366		$7,057	11/01/23	4.76%		-		-	-
Red Bank Corporate Plaza / Red Bank	Red Bank, NJ	2007	100.0%		92,878		50.00%		613	1,212	16,240	05/17/16	L+3.00%	(i)	-		-	-
12 Vreeland Realty L.L.C. / 12 Vreeland Road	Florham Park, NJ	1984	100.0%		139,750		50.00%		495	841	14,717	07/01/23	2.87%		-		-	-
Rosewood Morristown, L.L.C. / Shops at 40 Park	Morristown, NJ	2010	60.4%		50,973		12.50%		109		6,500	08/28/18	3.63%		-	(e)	9.00%	Prudential
Keystone-Penn/ Suburban Philadelphia	Suburban Philadelphia, PA	Various	83.5%		1,842,820		(q)		6,074	11,205	200,602	(r)	(r)		34,815		15.00%	KPG
KPG-P 100 IMW JV, LLC / 100 Independence Mall West	Philadelphia, PA	1965	97.4%		339,615		33.33%		230	609	61,500	09/09/16	L+7.00%		-		-	-
KPG-MCG Curtis JV, L.L.C./ TIC I and II LLC/ Curtis Center (u)	Philadelphia, PA	(t)	87.5%		885,000		50.00%		644	644	-	-	-		-		-	-
Keystone-TriState	Northern NJ/NY/CT	Various	81.0%		1,266,384		(q)		(1,976)	(1,976)	118,890	(v)	(v)		19,909		15.00%	KPG

Total Operating Commercial:					4,754,510				$6,685	$12,783	$425,506				$60,992

							Company’s		Net Operating
					Number		Effective		Income (c)		Property Debt				Preferred
		Year			of		Ownership		3 Mos	6 Mos		Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location	Built			Rooms		%		06/30/14	06/30/14	Balance	Date	Rate		Balance (d)		Rate	Investor
Hotel:
Harborside South Pier / Hyatt Regency Jersey City on the Hudson	Jersey City, NJ	2002			350		50.00%		$4,335	$7,731	$66,799	(j)	(j)		-		-	-

							Company’s		Net Operating
							Effective		Income (c)		Property Debt				Preferred
							Ownership		3 Mos	6 Mos		Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location						%		06/30/14	06/30/14	Balance	Date	Rate		Balance (d)		Rate	Investor
Other Investment:
Stamford SM L.L.C. / Senior Mezzanine Loan	Stamford, CT						80.00%		$1,160	$2,305	-	-	-		-		-	-

See footnotes on page 44.
Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Unconsolidated Joint Ventures
(dollars in thousands)
(continued)

					Company’s
		Estimated		# of	Effective		Property Debt				Preferred
		Stabilization	Percent	Apartment	Ownership			Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location	Date	Leased	Homes	%		Balance	Date	Rate		Balance (d)		Rate	Investor
Development Communities in Lease Up: (a)
PruRose Riverwalk G, L.L.C. / RiverTrace at Port Imperial	West New York, NJ	1Q-2015	67.9%	316	25.00%		$76,334	07/15/21	6.00%		$43,480		7.75%	UBS
Elmajo Urban Renewal Associates, L.L.C. / Lincoln Harbor (Bldg A&C)	Weehawken, NJ	2Q-2015	57.8%	355	7.50%		72,619	06/27/16	L+2.10%		60,071		8.50%	Hartz
Overlook Ridge JV 2C/3B, L.L.C. / Overlook Ridge 2C & 3B	Malden, MA	3Q-2015	44.7%	371	25.00%		41,005	12/28/15	L+2.50%	(k)	26,198		6.50%	UBS

Total Development Communities in Lease Up:				1,042			$189,958				$129,749

		Estimated			Company’s
		Initial		# of	Effective		Property Debt				Preferred
		Delivery		Apartment	Ownership			Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location	Date		Homes	%		Balance	Date	Rate		Balance (d)		Rate	Investor
In-Process Development Projects: (a)
RiverPark at Harrison I Urban Renewal LLC / RiverPark at Harrison	Harrison, NJ	4Q-2014		141	36.00%		$13,370	06/27/16	L+2.35%		-		-	-
Portside Master Company, LLC / Portside at Pier One – Bldg 7	East Boston, MA	4Q-2014		176	38.25%		20,007	12/05/15	L+2.50%		$26,064		9.00%	Prudential
Prurose Port Imperial South 13, LLC / Port Imperial Bldg 13	Weehawken, NJ	1Q-2015		280	20.00%	(f)	26,097	06/27/16	L+2.15%	(l)	48,090	(m)	9.00%	Prudential
Estuary Urban Renewal Unit B, LLC / Lincoln Harbor (Bldg B)	Weehawken, NJ	1Q-2015		227	75.00%		22,157	01/25/17	L+2.10%		32,923		8.50%	Hartz
Capitol Place Mezz LLC / Station Townhouses	Washington, D.C.	1Q-2015		377	50.00%		45,039	07/01/33	4.82%		-		-	-
RoseGarden Marbella South, L.L.C. / Marbella II	Jersey City, NJ	4Q-2015		311	24.27%		12,503	03/30/17	L+2.25%		15,340	(n)	9.00%	Prudential
Harborside Unit A Urban Renewal, L.L.C. / URL Harborside	Jersey City, NJ	3Q-2016		763	85.00%		-	-	-		-		-	-

Total In-Process Development Projects:				2,275			$139,173				$122,417

					Company’s
			Potential	Potential	Effective		Property Debt				Preferred
			Apartment	Commercial	Ownership			Maturity	Interest		Capital		Return
Joint Venture/Property Name	Location		Homes	Square Feet	%		Balance	Date	Rate		Balance (d)		Rate	Investor
Land Holdings/Predevelopment: (a)
Hillsborough 206 Holdings, L.L.C. / Hillsborough 206	Hillsborough, NJ		n/a	160,000	50.00%		-	-	-		-		-	-
RoseGarden Monaco, L.L.C. / San Remo Land	Jersey City, NJ		300	n/a	41.67%		-	-	-		-		-	-
Grand Jersey Waterfront URA, L.L.C. / Liberty Landing	Jersey City, NJ		1,000	n/a	50.00%		-	-	-		-		-	-
RiverPark at Harrison I, L.L.C. / RiverPark at Harrison 5-8	Harrison, NJ		141	n/a	Land Option		-	-	-		-		-	-
Plaza VIII and IX Associates, L.L.C. / Vacant land/parking	Jersey City, NJ		n/a	1,225,000	50.00%		-	-	-		-		-	-
Overlook Ridge, L.L.C. / Overlook Ridge Land	Malden/Revere, MA		896	160,000	50.00%		$16,940	03/02/15	L+3.50%		-		-	-
Overlook Ridge JV, L.L.C. / Overlook Phase III	Malden, MA		240	n/a	50.00%		5,709	04/14/15	L+2.50%		-		-	-
Roseland/Port Imperial Partners, L.P. / Port Imperial North	West New York, NJ		836	n/a	20.00%		-	-	-		-		-	-
Crystal House Apartments Investors LLC / Crystal House	Arlington, VA		295	n/a	50.00%		-	-	-		-		-	-
Rosewood Morristown, L.L.C. / Lofts at 40 Park	Morristown, NJ		59	n/a	25.00%		1,117	09/30/15	L+2.50%		-		-	-
Roseland/Port Imperial Partners, L.P. / Riverwalk C	West New York, NJ		363	n/a	20.00%		-	-	-		$24,176	(o)	10.00%	Prudential

Total Land Holdings/Predevelopment:			4,130	1,545,000			$23,766				$24,176

See footnotes on page 44.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Breakdown of Unconsolidated Joint Ventures
(continued)

Footnotes for pages 42 and 43:

(a)	See additional details related to the multi-family joint ventures on pages 50-53.
(b)	Total apartment revenue for the quarter ended June 30, 2014 divided by the average percent leased for the quarter ended June 30, 2014, divided by the number of units and divided by 3.
(c)	Net operating income equals total property revenues less real estate taxes, utilities and operating expenses.
(d)	Includes capital account balance and accrued unpaid preferred return where applicable.
(e)	Capital balances apply to both properties. Capital balance does not include $695 capital account held by Rosewood Morristown, L.L.C.
(f)	A third party has a 20 percent economic interest in net company distributions.
(g)	The senior loan, with a balance of $52,657 bears interest at LIBOR+2.00 percent and the junior loan, with a balance of $17,000, bears interest at LIBOR+0.90 percent.
(h)	Includes a priority partnership loan which has an accrued interest balance of $17,597 as of June 30, 2014.
(i)
On September 22, 2011, the venture entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.99375 percent per annum on an initial notional amount of $13.65 million and then adjusting in accordance with an amortization schedule, which is effective from October 17, 2011 through loan maturity.

(j)
The balance includes: (i) mortgage loan, collateralized by the hotel property, has a balance of $62,175, bears interest of 6.15 percent and matures in November 2016, and (ii) loan with a balance of $4.6 million, bears interest at fixed rates ranging from 6.09 percent to 6.62 percent and matures in August 1, 2020.

(k)
On January 18, 2013, Overlook Apartments Investors entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 3.0875 percent per annum on an initial notional amount of $1.84 million, increasing to $50.8 million, for the period from September 3, 2013 to November 2, 2015.

(l)
On December 28, 2012, PruRose 13 entered into an interest rate swap agreement with a commercial bank. The swap agreement fixes the all-in rate to 2.79 percent per annum on an initial notional amount of $1.62 million, increasing to $69.5 million, for the period  from July 1, 2013 to January 1, 2016.

(m)	Capital balance does not include MCRC land capital amount of $1,834 and accrued return balance of $265 as of June 30, 2014.
(n)	Does not include MC Roseland Marbella South, L.L.C. capital amount of $4,536 and accrued return balance of $304.
(o)	Does not include MCRC capital account of $124 and accrued return balance of $7.
(p)
Occupancy for Crystal House reflects 50 vacant units that are undergoing renovation. Excluding these units, percent occupied for Crystal House and Total Operating Multi-Family was 91.3 percent and 94.7 percent, respectively. Excluding Crystal House, average portfolio occupancy was 96.3 percent.

(q)
The Company’s equity interests in the joint ventures will be subordinated to affiliates of the Keystone Property Group receiving a 15 percent internal rate of return (“IRR”) after which the Company will receive a ten percent IRR on its subordinate equity and then all profit will be split equally.

(r)
Principal balance of $127,600 bears interest at 5.114 percent and matures in August 27, 2023; principal balance of $62,577 bears interest at rates ranging from LIBOR+5.0 percent to LIBOR+5.75 percent and matures in August 27, 2016; principal balance of $10,425 bears interest at LIBOR+6.0 percent and matures in August 27, 2015.

(s)	On a capital event, the Company receives a promoted additional 25 percent interest over 9.00 percent IRR.
(t)	Property constructed between 1909 and 1921. Extensive renovation in 1988-2000.
(u)
The Company and Keystone plan to convert approximately 90,000 square feet of existing office space within the building into 90 luxury rental apartments, with possibilities to provide additional housing as office leases expire and additional space becomes available.

(v)
Principal balance of $77,650 bears interest at rates ranging from 4.888 percent to 4.93 percent and matures on July 6, 2024; principal balance of $41,240 bears interest at LIBOR+4.95 percent and matures on July 1, 2017.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(as of June 30, 2014)

Breakdown by Number of Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total
New Jersey	96	40.2%	49	20.5%	-	--	1	0.4%	-	-	3	1.3%	149	62.4%
New York	19	7.9%	41	17.2%	6	2.5%	2	0.8%	2	0.8%	-	-	70	29.2%
Connecticut	1	0.4%	5	2.1%	-	-	-	-	-	-	-	-	6	2.5%
Wash., D.C./Maryland	10	4.2%	-	-	-	-	-	-	1	0.4%	-	-	11	4.6%
Massachusetts	-	-	-	-	-	-	-	-	-	-	3	1.3%	3	1.3%
TOTALS
By Type:	126	52.7%	95	39.8%	6	2.5%	3	1.2%	3	1.2%	6	2.6%	239	100.0%

(a)	Excludes 40 operating properties, aggregating approximately 5.2 million of commercial square feet and 2,597 apartment homes, which are not consolidated by the Company. See pages 42 and 43.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(as of June 30, 2014)

Breakdown by Square Footage for Commercial Properties

PROPERTY TYPE:

							Stand-
		% of		% of	Industrial/	% of	Alone	% of	Totals	% of
STATE	Office	Total	Office/Flex	Total	Warehouse	Total	Retail	Total	By State	Total
New Jersey	17,258,194	65.7%	2,189,531	8.3%	-	-	16,736	0.1%	19,464,461	74.1%
New York	2,310,984	8.8%	2,348,812	8.9%	387,400	1.5%	17,300	0.1%	5,064,496	19.3%
Connecticut	179,260	0.7%	273,000	1.0%	-	-	-	-	452,260	1.7%
Wash., D.C./Maryland	1,292,807	4.9%	-	-	-	-	-	-	1,292,807	4.9%
TOTALS
By Type:	21,041,245	80.1%	4,811,343	18.2%	387,400	1.5%	34,036	0.2%	26,274,024	100.0%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 40 operating properties, aggregating approximately 5.2 million commercial square feet and 2,597 apartment homes, which are not consolidated by the Company. See pages 42 and 43.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a)

(Year ended June 30, 2014)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

							Stand-
		% of	Office/	% of	Indust./	% of	Alone	% of	Land	% of	Multi-	% of	Totals	% of
STATE	Office	Total	Flex	Total	Warehouse	Total	Retail	Total	Leases	Total	Family	Total	By State	Total

New Jersey	$349,902	68.3%	$17,045	3.3%	-	-	-	-	-	-	$4,191	0.8%	$371,138	72.4%
New York	55,001	10.7%	33,976	6.6%	$3,992	0.8%	$484	0.1%	$340	0.1%	-	-	93,793	18.3%
Connecticut	3,418	0.7%	3,974	0.8%	-	-	-	-	-	-	-	-	7,392	1.5%
Wash., D.C./Maryland	26,901	5.2%	-	-	-	-	-	-	153	-	-	-	27,054	5.2%
Massachusetts	-	-	-	-	-	-	-	-	-	-	13,088	2.6%	13,088	2.6%
TOTALS
By Type:	$435,222	84.9%	$54,995	10.7%	$3,992	0.8%	$484	0.1%	$493	0.1%	$17,279	3.4%	$512,465	100.0%

(a)	Excludes 40 operating properties, aggregating approximately 5.2 million commercial square feet and 2,597 apartment homes, which are not consolidated by the Company. See pages 42 and 43.
(b)
Total base rent for the year ended June 30, 2014, determined in accordance with GAAP. Substantially all of the commercial leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

IV. PORTFOLIO SUMMARY

Consolidated Operating Portfolio Analysis (a) (b)

(as of June 30, 2014)

Breakdown by Percentage Leased for Commercial Properties

PROPERTY TYPE:

					WEIGHTED AVG.
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	By State
New Jersey	81.7%	85.8%	-	52.2%	82.1%
New York	86.2%	93.8%	97.9%	100.0%	90.7%
Connecticut	75.3%	96.3%	-	-	88.0%
Washington, D.C./ Maryland	77.3%	-	-	-	77.3%

WEIGHTED AVG. By Type:	81.9%	90.3%	97.9%	76.5%	83.7%

(a)
Excludes six consolidated operating multi-family properties, aggregating 1,301 apartment homes; as well as 40 operating properties, aggregating approximately 5.2 million commercial square feet and 2,597 apartment homes, which are not consolidated by the Company, and parcels of land leased to others. See pages 42 and 43.

(b)
Percentage leased includes all commercial leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring June 30, 2014 aggregating 101,880 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

V.  MULTI-FAMILY RENTAL PORTFOLIO

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Stabilized Operating Communities
(dollars in thousands)

As of June 30, 2014

						Company's	Results
		Date Acquired/			# of	Effective	Percentage	Percentage	Revenue	Revenue
		Placed in Service	Year	# of	Apartment	Ownership	Occupied	Occupied	per Home	per Home
Community	Location	by Company	Built	Properties	Homes	Percentage	6/30/14	3/31/14	6/30/14 (a)	3/31/14 (a)
Consolidated:
Richmond Court (d)	New Brunswick, NJ	12/19/13	1997	1	82	100.00%	97.1%	96.2%	$1,641	$1,608
Riverwatch Commons (d)	New Brunswick, NJ	12/19/13	1995	1	118	100.00%	98.0%	94.6%	1,642	1,628
Park Square (c)	Rahway, NJ	11/20/13	2011	1	159	100.00%	94.2%	89.9%	1,967	2,022
Alterra at Overlook Ridge 1A (d)	Revere, MA	01/18/13	2004	1	310	100.00%	94.1%	97.3%	1,635	1,657
Alterra at Overlook Ridge 1B (d)	Revere, MA	04/04/13	2008	1	412	100.00%	95.2%	97.2%	1,660	1,649
Andover Place	Andover, MA	04/10/14	1988	1	220	100.00%	94.9%	n/a	1,321	n/a
Total Consolidated (g) (h)				6	1,301		95.1%	95.8%	$1,631	$1,701

Unconsolidated Joint Venture Interests:
Participating JVs (b)
Crystal House Apartments (d)	Arlington, VA	03/21/13	1962	1	828	25.00%	85.8%	84.5%	$1,921	$1,944
Sub-total Participating JVs (f)				1	828	25.00%	85.8%	84.5%	$1,921	$1,944

Subordinated Interests (c)
Marbella RoseGarden	Jersey City, NJ	10/23/12	2003	1	412	24.27%	95.6%	94.8%	$2,724	$2,695
RoseGarden Monaco	Jersey City, NJ	10/23/12	2011	1	523	15.00%	96.3%	95.3%	3,183	3,040
Rosewood Morristown/40 Park	Morristown, NJ	10/23/12	2010	1	130	12.50%	98.4%	96.8%	3,257	3,145
Rosewood Lafayette/ Highlands	Morristown, NJ	10/23/12	2009	1	217	25.00%	98.7%	97.3%	2,567	2,516
PruRose Port Imperial South 15	Weehawken, NJ	10/23/12	2009	1	236	50.00%	94.4%	92.1%	3,079	3,015
Overlook Ridge/Quarrystone	Malden, MA	10/23/12	2008	1	251	25.00%	95.8%	95.2%	2,120	2,104
Sub-total Subordinated Interests (e)				6	1,769		96.3%	95.1%	$2,841	$2,767

Total Stabilized Operating Communities:				13	3,898		93.7%	92.8%	$2,242	$2,268

(a)	Total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartment homes, and then divided by three.
(b)	See pages 42-44 for joint venture financial details, including debt and preferred capital terms.
(c)
The Company participates in property cash flow and capital events after partner's preferred capital is serviced. See pages 42-44 for joint venture financial details, including debt and preferred capital terms.  Company's effective ownership percentage for these properties reflects participation percentages after preferred capital requirements.

(d)
The Company plans to reposition this property, which is targeted for additional investment by the Company, for unit and common area renovations.  During repositioning, it is often necessary to take apartment homes off line for a short period of time to allow for renovations which can impact occupancy and operations.  See the Schedule below titled "Stabilized Operating Properties-Repositioning" for the Company's current Repositioning Program, including the details for each property's repositioning.

(e)
The Company's share of the net operating income of $9.5 million for these properties for the three months ended June 30, 2014 before partner's preferred capital payment and $170,000 after is $2.1 million. The total debt outstanding for these properties as of June 30, 2014 was $471.2 million for which the Company has no obligation. The total preferred capital of the Company's joint venture partners in these properties as of June 30, 2014 totaled $201.5 million.

(f)
The Company's share of the net operating income of $2.7 million for these properties for the three months ended June 30, 2014 is $0.7 million. The total debt outstanding for these properties as of June 30, 2014 was $165 million for which the Company has no obligation.

(g)	Net operating income for these properties for the three months ended June 30, 2014 is $3.3 million.
(h)	Excluding the Andover Place acquisition in 2nd quarter 2014, percentage occupied at June 30, 2014 averaged 95.2 percent and Revenue Per Home 6/30/14 averaged $1,695 for the existing portfolio.

Stabilized Operating Communities-Repositioning
(dollars in thousands)

			Company's	Projected Repositioning Results					Timing
	Property	Company	Effective	Estimated		Company	Pre-	Projected Post-	Estimated	Estimated
	Acquisition	Share of	Ownership	Repositioning		Share of	Repositioning	Repositioned	Quarter	Quarter of
Property	Cost	Acquis. Cost	Percentage	Budget		Budget	Rent/Unit	Rent/Unit	Complete	Stabilization
Consolidated:
Richmond Court	$20,492	$20,492	100.00%	$3,075		$3,075	$1,541	$1,892	2Q-2017	3Q-2017
Riverwatch Commons	20,493	20,493	100.00%	4,425		4,425	1,507	1,856	2Q-2017	3Q-2017
Alterra at Overlook Ridge 1A	61,250	61,250	100.00%	5,800		5,800	1,414	1,600	4Q-2015	1Q-2016
Alterra at Overlook Ridge 1B	87,950	87,950	100.00%	3,800		3,800	1,499	1,650	4Q-2015	1Q-2016
Andover Place	37,700	37,700	100.00%	8,100		8,100	1,345	1,637	1Q-2017	2Q-2017
Total Consolidated	$227,885	$227,885		$25,200		$25,200	$1,450	$1,672

Unconsolidated Joint Venture Interests:
Participating JVs
Crystal House Apartments (a)	$262,500	$30,210	25.00%	$29,900		$7,475	$1,888	$2,282	1Q-2017	2Q-2017
Total Unconsolidated Joint Venture Interests	$262,500	$30,210		$29,900		$7,475	$1,888	$2,282

Total Stabilized Repositioning Communities:	$490,385	$258,095		$55,100	(b) $	32,675	$1,634	$1,928

(a)
The unconsolidated joint venture acquired the operating property, which is encumbered by $165 million mortgage, for $247.5 million and a developable land parcel for $15 million. The Company owns 25 percent interest in the operating property and a 50 percent interest in the development parcel.

(b)
The increase in weighted average projected net operating income yield of the stabilized operating communities-repositioning is estimated to be 100 basis points. The weighted average initial unlevered yield on cost for these acquisitions is 5.25 percent, and the weighted average stabilized yield after repositioning is expected to be about 100 basis points higher.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Communities in Lease-Up
(dollars in thousands)

As of June 30, 2014

				Company's	Timing		Costs					Property Debt				Preferred Capital
			# of	Effective	Commenced		Incurred	Total		Company	Percentage						Other	Preferred
		# of	Apartment	Ownership	Initial	Stabilization	Through	Estimated		Remaining	Leased			Maturity	Interest	Company	Partners'	Return
Community	Location	Properties	Homes (a)	Percentage	Operations	Date	6/30/2014	Costs		Costs to Fund	at 6/30/14	Amount		Date	Rate	Balance	Balance	Rate

Unconsolidated Joint Ventures:
Subordinated Interests (a)
RiverTrace at Port Imperial	West New York, NJ	1	316	25.00%	4Q-2013	1Q-2015	$112,617	$118,100		-	67.9%	$76,334	(b)	7/15/2021	6.00%	-	$43,480	7.75%
Lincoln Harbor (Bldg A&C)	Weehawken, NJ	1	355	7.50%	1Q-2014	2Q-2015	124,780	136,800		-	57.8%	72,619	(c)	6/27/2016	L+2.10%	-	60,071	8.50%
Overlook Ridge – 2C & 3B	Malden/Revere, MA	1	371	25.00%	1Q-2014	3Q-2015	70,140	79,400		-	44.7%	41,006	(d)	12/28/2015	L+2.50%	-	26,198	6.50%

Total Lease-Up Communities:		3	1,042				$307,537	$334,300	(e)	-		$189,959				-	$129,749

(a)
The Company participates in property cash flow and capital events after partner's preferred capital is serviced. Company's effective ownership percentage for these properties reflects participation percentages after preferred capital requirements. The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows.

(b)	The construction loan has a maximum borrowing capacity of $83.1 million.
(c)	The construction loan has a maximum borrowing capacity of $91.0 million.
(d)	The construction loan has a maximum borrowing capacity of $55.5 million.
(e)	Estimated weighted unlevered yield on cost is approximately 6.50 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Development Communities
(dollars in thousands)

As of June 30, 2014

			Company's	Costs		Company Share of Equity		Projections	Timing			Property Debt				Preferred Capital
		# of	Effective	Incurred	Estimated	Incurred	Estimate of	Average	Initial								Other	Preferred
		Apartment	Ownership	Through	Total	Through	Remaining	Rent Per	Occupancy	Completion	Stabilization			Maturity	Interest	Company	Partners'	Return
Community	Location	Homes (a)	Percentage	6/30/2014	Costs	6/30/2014	Costs to Fund	Home	Date	Date	Date	Amount		Date	Rate	Balance	Balance	Rate

Consolidated;
150 Main Street	Eastchester, NY	108	76.25%	$10,763	$49,950	$10,249	$10,692	$3,596	2Q-2016	2Q-2016	1Q-2017	$217	(c)	3/30/2017	L+2.35%	$10,804	$698	8.00%
Total Consolidated		108		$10,763	$49,950	$10,249	$10,692					$217				$10,804	$698

Unconsolidated Joint Venture Interests:

Participating JVs
RiverPark at Harrison	Harrison, NJ	141	36.00%	$18,605	$27,900	$1,290	$518	$2,020	4Q-2014	1Q-2015	3Q-2015	$13,370	(d)	6/27/2016	L+2.35%	$2,500	$3,743	7.25%
Station Townhouses	Washington, D.C.	377	50.00%	46,840	121,000	46,500	-	2,726	1Q-2015	2Q-2015	2Q-2016	45,039	(e)	12/5/2015	4.82%	-	-	-
Marbella II	Jersey City, NJ	311	24.27%	32,438	132,100	4,536	8,681	3,003	4Q-2015	2Q-2016	1Q-2017	12,503	(f)	3/30/2017	L+2.25%	4,840	15,340	9.00%
URL Harborside (k)	Jersey City, NJ	763	85.00%	43,137	320,305	37,397	71,661	1,991	4Q-2016	2Q-2017	3Q-2018	-		-	-	-	-	-
Sub-total Participating JVs		1,592		$141,020	$601,305	$89,723	$80,860					$70,912				$7,340	$19,083

Subordinated Interests (b)
Portside at Pier One – Bldg 7	East Boston, MA	176	38.25%	$47,142	$66,300	-	-	$2,576	4Q-2014	1Q-2015	3Q-2015	$20,007	(g)	12/5/2015	L+2.50%	-	$26,064	9.00%
Port Imperial Building 13	Weehawken, NJ	280	20.00%	56,436	96,400	-	-	2,846	1Q-2015	3Q-2015	1Q-2016	26,097	(h)	6/27/2016	L+2.15%	$2,099	48,090	9.00%
Lincoln Harbor (Bldg B)	Weehawken, NJ	227	7.50%	53,644	82,700	-	-	2,821	1Q-2015	3Q-2015	1Q-2016	22,157	(i)	1/25/2017	L+2.10%	-	32,923	8.50%
Sub-total Subordinated Interests		683		$157,222	$245,400	-	-					$68,261				$2,099	$107,077

Total Unconsolidated Joint Venture Interests		2,275		$298,242	$846,705	$89,723	$80,860					$139,173				$9,439	$126,160

Total Development Communities: (j)		2,383		$309,005	$896,655	$99,972	$91,552					$139,390				$20,243	$126,858

(a)	Project contains 17,614 square feet of retail space and 741 garage parking spaces.
(b)
The Company participates in property cash flow and capital events after partner's preferred capital is serviced. Company's effective ownership percentage for these properties reflects participation percentages after preferred capital requirements. The Company's ownership interests in this venture are subordinate to its partner's preferred capital balance and the Company is not expected to meaningfully participate in the venture's cash flows.

(c)	The construction loan has a maximum borrowing capacity of $28.8 million.
(d)	The construction loan has a maximum borrowing capacity of $23.4 million.
(e)	The construction loan has a maximum borrowing capacity of $100.7 million.
(f)	The construction loan has a maximum borrowing capacity of $77.4 million.
(g)	The construction loan has a maximum borrowing capacity of $42.5 million.
(h)	The construction loan has a maximum borrowing capacity of $73.4 million.
(i)	The construction loan has a maximum borrowing capacity of $57.0 million.
(j)	Estimated weighted unlevered yield on cost is approximately 6.50 percent.
(k)	Company's share of equity reflects $192 million of financing, which the venture is currently in the process of obtaining.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

V. MULTI-FAMILY RENTAL PORTFOLIO

Summary of Land Holdings/Pre-Development

As of June 30, 2014

				Company's
			# of	Effective	Anticipated	PRE-DEVELOPMENT STAGE
			Apartment	Ownership	Construction	Approved/	Design
Pre-Development	Location		Homes (a)	Percentage	Start	Entitled	Development
Port Imperial 1/3 Garage/Retail	Weehawken	NJ	-	50%	4Q-2014	X	X
Lofts at 40 Park	Morristown	NJ	59	25%	1Q-2015
Conshohocken (b)	Conshohocken	PA	310	100%	1Q-2015	X	X
Riverwalk C	West New York	NJ	363	20%	2Q-2015	X	X
Port Imperial South Building 11 (d)	Weehawken	NJ	280	50%	2Q-2015	X	X
LR Overlook Phase III (f)	Malden	MA	240	50%	2Q-2015	X
Portside at Pier One 5-6 (d)	East Boston	MA	267	50%	2Q-2015	X	X
Freehold (b)	Freehold	NJ	360	100%	2Q-2015
Overlook Ridge 2D (f)	Malden	MA	210	50%	2Q-2015	X
Worcester (b)	Worcester	MA	357	100%	3Q-2015
Crystal House (e)	Arlington	VA	295	50%	4Q-2015	X
San Remo (e)	Jersey City	NJ	300	42%	1Q-2016	X
RiverPark at Harrison 5-8 (g)	Harrison	NJ	141	25%	1Q-2016
Port Imperial North J (e)	West New York	NJ	141	20%	2Q-2016	X
Port Imperial North I (e)	West New York	NJ	224	20%	2Q-2016	X
Portside at Pier One 1-4 (d)	East Boston	MA	160	85%	2Q-2016	X
Port Imperial South 8/9 (d)	Weehawken	NJ	275	50%	1Q-2017	X
Overlook Ridge 3C (f)	Malden	MA	252	50%	1Q-2017	X
Port Imperial North Riverbend 6 (e)	West New York	NJ	471	20%	1Q-2018	X
Overlook Ridge 3A (f)	Malden	MA	420	50%	4Q-2018	X
Port Imperial South Building 16 (d)	Weehawken	NJ	131	50%	4Q-2018	X
Port Imperial South Park Parcel (d)	Weehawken	NJ	262	50%	4Q-2019	X
Overlook Ridge 4 (f)	Malden	MA	45	50%	2Q-2020	X
Port Imperial South Building 2 (d)	Weehawken	NJ	200	50%	4Q-2021	X
Liberty Landing (e)	Jersey City	NJ	1,000	50%	4Q-2022
Harborside (d)	Jersey City	NJ	1,592	85%	4Q-2022
Total Land Holdings/Pre-Development			8,355

(a)	Number of apartment homes are estimates and subject to change.
(b)	The Company has a signed agreement to acquire this land, subject to certain conditions.
(c)	The pre-development includes a 365-key hotel, which in October 2013, the venture signed an agreement to sell for $24 million.
(d)	Land owned or controlled by a consolidated joint venture in which the Company has an interest.
(e)	Land owned or controlled by an unconsolidated joint venture in which the Company has an interest.
(f)
Land owned or controlled by an unconsolidated joint venture in which the Company has a subordinated interest. This interest allows for the Company to participate in property cash flow and capital events after partner's preferred capital is serviced.  Company's effective ownership percentage for these properties reflects participation percentages after preferred capital requirements.

(g)	The Company and/or the joint venture holds an option to acquire this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI.  OFFICE PORTFOLIO

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Summary of Development Projects
(dollars in thousands)

As of June 30, 2014

	6

			Costs		Estimated
			Incurred	Total	Initial
			Through	Estimated	Delivery
Property	Location	Type	06/30/14	Costs	Date
Consolidated;
Wegmans Food Markets	Hanover, NJ	Retail pad	6,351	15,700	1Q-2015

Total In-Process Development Projects:			$6,351	$15,700

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Summary of Land Holdings

As of June 30, 2014

			Potential
			Commercial
Property	Location	State	Square Feet (a)	Type of Space
Office:
Capital Office Park	Greenbelt	MD	595,000	Office
Eastpoint II	Lanham	MD	122,000	Office/Hotel
3 & 5 AAA Drive (b)	Hamilton Township	NJ	112,000	Office
6 AAA Drive	Hamilton Township	NJ	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	75,000	Office
Hillsborough 206 (d)	Hillsborough	NJ	160,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	1,225,000	Office
Harborside	Jersey City	NJ	1,067,000	Office
One Newark Center (d)	Newark	NJ	400,000	Office
3 Campus Drive	Parsippany	NJ	124,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	150,000	Office/Retail
Princeton Metro	West Windsor	NJ	97,000	Office
Princeton Overlook II	West Windsor	NJ	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	760,000	Office/Hotel
Total Office:			5,068,500

Office/Flex:
Horizon Center	Hamilton Township	NJ	68,000	Office/Flex/Retail
Mack-Cali Commercenter	Totowa	NJ	30,000	Office/Flex
Mid-Westchester Executive Park	Hawthorne	NY	82,250	Office/Flex
South Westchester Executive Park (e)	Yonkers	NY	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	50,000	Office/Flex
Total Office/Flex:			580,250

Industrial/Warehouse:
Elmsford Distribution Center (e)	Elmsford	NY	100,000	Industrial/Warehouse
Total Warehouse:			100,000

Total			5,748,750

(a)	Amount of square feet is subject to change.
(b)	This land parcel also includes an existing office building totaling 35,270 square feet.
(c)	This land parcel also includes an existing office building totaling 33,962 square feet.
(d)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the three months ended June 30, 2014)

Consolidated Commercial In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
	Sq. Ft.	Leased	Expiring/		Net	Sq. Ft.	Pct.	Pct.
	Leased	Sq. Ft.	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	03/31/14	Acquired/Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	06/30/14 (c)	06/13/14	03/31/14

Northern NJ	11,312,403	(645,171)	(494,714)	504,305	9,591	10,676,823	79.3%	79.1%
Central NJ	4,843,381	(630,423)	(60,487)	82,940	22,453	4,235,411	90.1%	90.0%
Westchester Co., NY	4,076,714	-	(176,099)	167,056	(9,043)	4,067,671	89.6%	89.8%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	1,078,378	-	(33,550)	28,750	(4,800)	1,073,578	83.7%	84.1%
Fairfield, CT	402,745	-	(18,512)	13,676	(4,836)	397,909	88.0%	89.1%
Washington, DC/MD	984,845	-	(41,396)	56,169	14,773	999,618	77.3%	76.2%
Rockland Co., NY	154,950	(154,251)	(24,076)	23,377	(699)	n/a	n/a	86.1%

Totals	23,377,892	(1,429,845)	(848,834)	876,273	27,439	21,975,486	83.7%	83.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2014	27,957,785
Total sq. ft. of properties sold this period	(1,694,563)
Total sq. ft. as of June 30, 2014	26,263,222

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2014 aggregating 101,880 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics

(For the three months ended June 30, 2014)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
					Sq. Ft.			Leasing
					Renewed And	Wtd. Avg.	Wtd. Avg.	Costs Per
		# of	Total	Sq. Ft. New	Other	Term	Base	Sq. Ft. Per
Market	Property Type	Transactions	Sq. Ft.	Leases	Retained (a)	(yrs,)	Rent (b)	Year (c)

Northern NJ	Office	39	447,346	195,363	251,983	9.1	24.92	3.27
	Office/Flex	5	56,959	41,058	15,901	4.9	17.61	3.08
Central NJ	Office	17	80,426	39,189	41,237	4.5	22.75	3.89
	Office/Flex	1	2,514	-	2,514	2.0	17.83	0.20
Westchester Co., NY	Office	16	50,416	8,978	41,438	3.6	24.25	4.07
	Office/Flex	16	116,640	32,693	83,947	5.8	20.50	2.08
Sub. Philadelphia	Office/Flex	4	28,750	9,600	19,150	4.1	10.59	1.35
Fairfield Co., CT	Office/Flex	2	13,676	10,676	3,000	6.8	17.70	4.99
Washington, DC/MD	Office	18	56,169	16,038	40,131	4.6	24.95	4.46
Rockland Co., NY	Office	2	23,377	-	23,377	1.9	23.99	1.34

Totals		120	876,273	353,595	522,678	6.9	22.99	3.21

Detail by Property Type
	Office	92	657,734	259,568	398,166	7.5	24.57	3.39
	Office/Flex	28	218,539	94,027	124,512	5.3	18.24	2.47

Totals		120	876,273	353,595	522,678	6.9	22.99	3.21

Tenant Retention:	Leases Retained	59.5%
	Sq. Ft. Retained	61.6%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $12,936,878 and commissions of $6,588,642 committed, but not necessarily expended, during the period for second generation space aggregating 876,273 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the three months ended June 30, 2014)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
					Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	03/31/14	Sold	06/30/14	03/31/14	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	06/30/14	06/30/14	03/31/14

Northern NJ	662,524	586,034	1,248,558	643,747	395,762	(15,163)	28,620	13,457	1,052,966	84.3%	97.2%
Central NJ	92,878	680,350	773,228	92,878	630,423	-	-	-	723,301	93.5%	100.0%
Sub. Philadelphia	1,842,820	-	1,842,820	1,550,606	-	(50,038)	38,171	(11,867)	1,538,739	83.5%	84.1%
CBD Philadelphia	339,615	879,942	1,219,557	330,952	769,680	-	5,076	5,076	1,105,708	90.7%	97.4%

Totals	2,937,837	2,146,326	5,084,163	2,618,183	1,795,865	(65,201)	71,867	6,666	4,420,714	87.0%	89.1%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market				Sq. Ft.			Leasing
				Renewed	Wtd. Avg.	Wtd. Avg.	Costs Per
	# of	Total	Sq. Ft. New	And Other	Term	Base	Sq. Ft. Per
Market	Transactions	Sq. Ft.	Leases	Retained (c)	(Yrs.)	Rent (d)	Year (e)

Northern NJ	2	28,620	2,546	26,074	5.4	29.97	2.71
Central NJ	-	-	-	-	-	-	-
Sub. Philadelphia	8	38,171	16,381	21,790	5.4	22.14	3.43
CBD Philadelphia	1	5,076	-	5,076	5.2	24.68	-

Totals	11	71,867	18,927	52,940	5.4	25.44	3.05

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	03/31/14	Disposed	06/30/14	03/31/14	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	06/30/14	06/30/14	03/31/14

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $512,752 and commissions of $388,450 committed, but not necessarily expended, during the period for second generation space aggregating 54,374 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the six months ended June 30, 2014)

Consolidated Commercial In-Service Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
	Sq. Ft.	Leased	Expiring/		Net	Sq. Ft.	Pct.	Pct.
	Leased	Sq. Ft.	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Acquired/Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	06/30/14 (c)	06/30/14	12/31/13

Northern NJ	11,873,205	(645,171)	(1,237,936)	686,725	(551,211)	10,676,823	79.3%	83.0%
Central NJ	4,840,020	(630,423)	(239,723)	265,537	25,814	4,235,411	90.1%	90.0%
Westchester Co., NY	4,077,672	-	(311,698)	301,697	(10,001)	4,067,671	89.6%	89.8%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	1,119,158	-	(109,385)	63,805	(45,580)	1,073,578	83.7%	87.3%
Fairfield, CT	384,702	-	(54,312)	67,519	13,207	397,909	88.0%	85.1%
Washington, DC/MD	1,083,912	-	(193,602)	109,308	(84,294)	999,618	77.3%	83.8%
Rockland Co., NY	154,950	(154,251)	(27,422)	26,723	(699)	n/a	n/a	86.1%

Totals	24,058,095	(1,429,845)	(2,174,078)	1,521,314	(652,764)	21,975,486	83.7%	86.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2013	27,957,785
Total sq. ft. of properties sold this period	(1,694,563)
Total sq. ft. as of June 30, 2014	26,263,222

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2014 aggregating 101,880 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics

(For the six months ended June 30, 2014)

Consolidated Commercial In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
					Sq. Ft.			Leasing
					Renewed And	Wtd. Avg.	Wtd. Avg.	Costs Per
		# of	Total	Sq. Ft. New	Other	Term	Base	Sq. Ft. Per
Market	Property Type	Transactions	Sq. Ft.	Leases	Retained (a)	(yrs,)	Rent (b)	Year (c)

Northern NJ	Office	65	610,805	262,260	348,545	8.7	24.95	3.55
	Office/Flex	7	75,920	41,058	34,862	5.3	17.47	2.58
Central NJ	Office	48	263,023	87,472	175,551	3.7	24.29	3.80
	Office/Flex	1	2,514	-	2,514	2.0	17.83	0.20
Westchester Co., NY	Office	33	109,942	21,878	88,064	3.6	24.44	3.29
	Office/Flex	21	138,055	42,968	95,087	5.4	19.18	1.96
	Industrial	2	53,700	46,000	7,700	8.9	11.37	1.13
Sub. Philadelphia	Office/Flex	11	63,805	20,030	43,775	4.0	11.51	0.94
Fairfield Co., CT	Office	3	35,743	-	35,743	2.7	26.30	1.94
	Office/Flex	3	31,776	28,776	3,000	4.0	12.37	3.76
Washington, DC/MD	Office	25	109,308	23,441	85,867	3.3	25.82	3.71
Rockland Co., NY	Office	3	26,723	-	26,723	2.1	23.65	1.32

Totals		222	1,521,314	573,883	947,431	6.0	22.66	3.17

Detail by Property Type
	Office	177	1,155,544	395,051	760,493	6.2	24.85	3.53
	Office/Flex	43	312,070	132,832	179,238	4.9	16.49	2.10
	Industrial	2	53,700	46,000	7,700	8.9	11.37	1.13

Totals		222	1,521,314	573,883	947,431	6.0	22.66	3.17

Tenant Retention:	Leases Retained	50.6%
	Sq. Ft. Retained	43.6%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $19,475,866 and commissions of $9,598,869 committed, but not necessarily expended, during the period for second generation space aggregating 1,520,207 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Leasing Statistics
(For the six months ended June 30, 2014)

Unconsolidated Commercial Joint Venture Properties

SUMMARY OF SPACE LEASED

						LEASING ACTIVITY
					Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Sold	06/30/14	12/31/13	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	06/30/14	06/30/14	12/31/13

Northern NJ	662,524	586,034	1,248,558	650,908	395,762	(22,324)	28,620	6,296	1,052,966	84.3%	98.2%
Central NJ	92,878	680,350	773,228	92,878	630,423	-	-	-	723,301	93.5%	100.0%
Sub. Philadelphia	1,842,820	-	1,842,820	1,558,602	-	(142,585)	122,722	(19,863)	1,538,739	83.5%	84.6%
CBD Philadelphia	339,615	879,942	1,219,557	330,952	769,680	-	5,076	5,076	1,105,708	90.7%	97.4%

Totals	2,937,837	2,146,326	5,084,163	2,633,340	1,795,865	(164,909)	156,418	(8,491)	4,420,714	87.0%	89.6%

DETAIL OF TRANSACTION ACTIVITY

Detail by Market				Sq. Ft.			Leasing
				Renewed	Wtd. Avg.	Wtd. Avg.	Costs Per
	# of	Total	Sq. Ft. New	And Other	Term	Base	Sq. Ft. Per
Market	Transactions	Sq. Ft.	Leases	Retained (c)	(Yrs.)	Rent (d)	Year (e)

Northern NJ	2	28,620	2,546	26,074	5.4	29.97	2.71
Central NJ	-	-	-	-	-	-	-
Sub. Philadelphia	25	122,722	32,469	90,253	4.7	23.79	4.12
CBD Philadelphia	1	5,076	-	5,076	5.2	24.68	-

Totals	28	156,418	35,015	121,403	4.8	24.95	3.81

Unconsolidated Retail Joint Venture Properties

SUMMARY OF SPACE LEASED

LEASING ACTIVITY
Leased
		Inventory		Sq. Ft.	Sq. Ft.	Expiring/	Sq. Ft.	Net	Sq. Ft.	Pct.	Pct.
	Inventory	Acquired/	Inventory	Leased	Acquired/	Adjustment	Incoming	Leasing	Leased	Leased	Leased
Market	12/31/13	Disposed	06/30/14	12/31/13	Sold (a)	Sq. Ft. (b)	Sq. Ft.	Activity	06/30/14	06/30/14	12/31/13

Northern NJ	81,516	-	81,516	49,464	-	-	-	-	49,464	60.7%	60.7%

DETAIL OF TRANSACTION ACTIVITY

None.

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $1,824,160 and commissions of $778,512 committed, but not necessarily expended, during the period for second generation space aggregating 131,309 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

		Percentage Of
		Company
	Annualized Base	Annualized	Total Property
	Rental Revenue	Base Rental	Size Rentable	Percentage of
Market (MSA)	($) (a) (b) (c)	Revenue (%)	Area (b) (c)	Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	112,953,219	22.3	5,980,646	22.9
Jersey City, NJ	108,038,693	21.3	4,317,978	16.4
Westchester-Rockland, NY	80,373,235	15.9	4,540,020	17.3
Bergen-Passaic, NJ	70,602,956	13.9	4,054,522	15.4
Washington, DC-MD-VA-WV	28,115,453	5.6	1,292,807	4.9
Middlesex-Somerset-Hunterdon, NJ	27,048,474	5.3	1,241,055	4.7
Monmouth-Ocean, NJ	26,889,466	5.3	1,620,863	6.2
Trenton, NJ	19,592,730	3.9	956,597	3.6
New York (Manhattan)	17,801,543	3.5	524,476	2.0
Stamford-Norwalk, CT	7,524,656	1.5	452,260	1.7
Philadelphia, PA-NJ	7,483,171	1.5	1,281,998	4.9

Totals	506,423,596	100.0	26,263,222	100.0

(a)
Annualized base rental revenue is based on actual June 30, 2014 billings times 12. For leases whose rent commences after July 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2014 aggregating 101,880 square feet and representing annualized rent of $2,491,078 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized commercial contractual base rent of the Consolidated Commercial Properties:

	Annualized	Percentage of		Percentage of
	Base Rental	Company	Square	Total Company
	Revenue	Annualized Base	Feet Leased	Leased
Industry Classification (a)	($) (b) (c) (d)	Rental Revenue (%)	(c) (d)	Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	68,439,902	13.3	2,275,520	10.8
Insurance Carriers & Related Activities	51,717,646	10.2	1,919,415	8.9
Manufacturing	39,915,058	7.9	1,877,768	8.7
Legal Services	34,727,533	6.9	1,310,029	6.1
Credit Intermediation & Related Activities	30,207,393	6.0	1,002,426	4.7
Telecommunications	23,709,924	4.7	1,235,507	5.7
Computer System Design Svcs.	22,173,667	4.4	987,550	4.6
Health Care & Social Assistance	20,036,100	4.0	1,069,046	5.0
Accounting/Tax Prep.	19,177,965	3.8	729,230	3.4
Wholesale Trade	18,625,257	3.7	1,230,871	5.7
Scientific Research/Developmnt	15,417,025	3.0	501,331	2.3
Public Administration	14,687,753	2.9	551,768	2.6
Architectural/Engineering	13,696,612	2.7	520,905	2.4
Arts, Entertainment & Recreation	12,413,963	2.5	725,250	3.4
Admin & Support, Waste Mgt. & Remediation Svcs.	12,201,354	2.4	606,949	2.8
Other Professional	11,936,149	2.4	521,449	2.4
Other Services (except Public Administration)	11,689,595	2.3	491,919	2.3
Management/Scientific	11,624,670	2.3	456,407	2.1
Real Estate & Rental & Leasing	9,672,969	1.9	507,442	2.4
Advertising/Related Services	8,169,564	1.6	300,235	1.4
Retail Trade	7,219,860	1.4	438,791	2.0
Accommodation & Food Services	6,464,019	1.3	280,262	1.3
Transportation	5,927,922	1.2	301,541	1.4
Data Processing Services	5,214,109	1.0	196,216	0.9
Broadcasting	5,191,257	1.0	187,641	0.9
Information Services	4,307,655	0.9	161,873	0.8
Publishing Industries	4,177,935	0.8	203,344	0.9
Utilities	4,127,126	0.8	287,520	1.3
Construction	3,916,372	0.8	221,077	1.0
Educational Services	2,470,078	0.5	129,251	0.6
Other	7,167,164	1.4	275,562	1.2

TOTAL	506,423,596	100.0	21,504,095	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual June 30, 2014 billings times 12. For leases whose rent commences after July 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2014 aggregating 101,880 square feet and representing annualized rent of $2,491,078 for which no new leases were signed.

(d)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Commercial Properties as of June  30, 2014, based upon annualized base rental revenue:

			Percentage of
		Annualized	Company	Square	Percentage	Year of
	Number of	Base Rental	Annualized Base	Feet	Total Company	Lease
	Properties	Revenue ($) (a)	Rental Revenue (%)	Leased	Leased Sq. Ft. (%)	Expiration

DB Services New Jersey, Inc.	2	12,335,217	2.5	409,166	1.9	2017
National Union Fire Insurance Company of Pittsburgh, PA	3	11,203,562	2.2	398,141	1.8	(b)
Bank Of Tokyo-Mitsubishi FUJI, Ltd.	1	10,540,716	2.1	282,606	1.3	(c)
Forest Research Institute, Inc.	1	9,070,892	1.8	215,659	1.0	2017
United States of America-GSA	11	8,803,753	1.7	285,343	1.3	(d)
Prentice-Hall, Inc.	1	8,643,699	1.7	474,801	2.2	2014
Montefiore Medical Center	7	7,299,599	1.4	312,824	1.5	(e)
ICAP Securities USA, LLC	1	6,904,128	1.4	159,834	0.7	2017
TD Ameritrade Online Holdings	1	6,229,711	1.2	188,776	0.9	2020
Daiichi Sankyo, Inc.	1	6,154,593	1.2	171,900	0.8	2022
Merrill Lynch Pierce Fenner	1	5,883,780	1.2	294,189	1.4	2017
New Cingular Wireless PCS, LLC	3	5,554,225	1.1	240,582	1.1	(f)
Wyndham Worldwide Operations	1	4,983,862	1.0	203,506	0.9	2029
HQ Global Workplaces, LLC	15	4,552,995	0.9	247,404	1.2	(g)
Vonage America, Inc.	1	4,340,000	0.9	350,000	1.6	2017
CohnReznick, LLP	2	4,333,954	0.9	155,056	0.7	(h)
KPMG, LLP	2	4,011,494	0.8	152,938	0.7	(i)
Arch Insurance Company	1	4,005,563	0.8	106,815	0.5	2024
Morgan Stanley Smith Barney	3	3,855,452	0.8	125,145	0.6	(j)
AECOM Technology Corporation	1	3,707,752	0.7	91,414	0.4	2029
Allstate Insurance Company	6	3,218,020	0.6	141,164	0.7	(k)
SunAmerica Asset Management, LLC	1	3,167,756	0.6	69,621	0.3	2018
Tullett Prebon Holdings Corp.	1	3,127,970	0.6	100,759	0.5	2023
Alpharma, LLC	1	3,098,092	0.6	112,235	0.5	2018
Xand Operations, LLC	2	3,014,150	0.6	131,078	0.6	2024
E*Trade Financial Corporation	1	2,930,757	0.6	106,573	0.5	2022
Plymouth Rock Management Company of New Jersey	2	2,928,321	0.6	116,889	0.5	(l)
Natixis North America, Inc.	1	2,823,569	0.6	89,907	0.4	2021
Continental Casualty Company	2	2,784,736	0.5	100,712	0.5	(m)
AAA Mid-Atlantic, Inc.	2	2,772,586	0.5	129,784	0.6	(n)
Tradeweb Markets, LLC	1	2,711,760	0.5	64,976	0.3	2017
Connell Foley, LLP	2	2,657,218	0.5	97,822	0.5	2015
New Jersey Turnpike Authority	1	2,605,798	0.5	100,223	0.5	2017
Lowenstein Sandler LLP	1	2,516,264	0.5	98,677	0.5	2017
Savvis Communications Corporation	1	2,430,116	0.5	71,474	0.3	2025
Virgin Mobile USA, LP	1	2,427,776	0.5	93,376	0.4	2016
UBS Financial Services, Inc.	3	2,391,327	0.5	82,413	0.4	(o)
Sony Music Entertainment	1	2,359,986	0.5	97,653	0.5	2014
Tower Insurance Company of New York	1	2,306,760	0.5	76,892	0.4	2023
Bozzuto & Associates, Inc.	1	2,301,992	0.5	104,636	0.5	2025
Movado Group, Inc.	1	2,261,498	0.4	98,326	0.5	2018
Norris, McLaughlin & Marcus, PA	1	2,259,738	0.4	86,913	0.4	2017
Pitney Bowes Software, Inc.	1	2,253,645	0.4	73,379	0.3	2015
Bunge Management Services, Inc.	1	2,221,151	0.4	66,303	0.3	2020
Barr Laboratories, Inc.	1	2,209,107	0.4	89,510	0.4	2015
Sumitomo Mitsui Banking Corp.	2	2,170,167	0.4	71,153	0.3	2021
Herzfeld & Rubin, P.C.	1	2,140,236	0.4	56,322	0.3	2030
Syncsort, Inc.	1	1,991,439	0.4	73,757	0.3	2018
Jeffries, Inc.	1	1,945,653	0.4	62,763	0.3	2023
Sun Chemical Management, LLC	1	1,930,813	0.4	66,065	0.3	2019
Totals		208,373,348	41.1	7,597,454	35.3

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Significant Tenants
(Continued)

(a)
Annualized base rental revenue is based on actual June, 2014 billings times 12. For leases whose rent commences after July 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	281,023 square feet expire in 2018; 117,118 square feet expire in 2019.
(c)	20,649 square feet expire in 2018; 24,607 square feet expire in 2019; 237,350 square feet expire in 2029.
(d)	221,148 square feet expire in 2015; 15,851 square feet expire in 2016; 7,046 square feet expire in 2018; 21,596 square feet expire in 2022; 19,702 square feet expire in 2023.
(e)
8,590 square feet expire in 2014; 26,032 square feet expire in 2015; 7,200 square feet expire in 2016; 59,302 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020; 14,842 square feet expire in 2021; 9,610 square feet expire in 2022; 8,500 square feet expire in 2023.

(f)	27,766 square feet expire in 2014; 212,816 square feet expire in 2018.
(g)
22,279 square feet expire in 2015; 12,407 square feet expire in 2017; 19,190 square feet expire in 2018; 41,549 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021; 36,158 square feet expire in 2023; 80,089 square feet expire in 2024.

(h)	1,021 square feet expire in 2018; 154,035 square feet expire in 2020.
(i)	10,877 square feet expire in 2014; 88,652 square feet expire in 2017; 53,409 square feet expire in 2019.
(j)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 26,262 square feet expire in 2018; 42,395 square feet expire in 2026.
(k)	5,348 square feet expire in 2015; 4,014 square feet expire in 2016; 75,740 square feet expire in 2017; 51,606 square feet expire in 2018; 4,456 square feet expire in 2019.
(l)	10,271 square feet expire in 2015; 106,618 square feet expire in 2020.
(m)	19,416 square feet expire in 2016; 81,296 square feet expire in 2031.
(n)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(o)	42,360 square feet expire in 2016; 13,340 square feet expire in 2022; 26,713 square feet expire in 2024.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

All Consolidated Commercial Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Commercial Properties beginning July 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	56	424,251	1.9	9,932,845	23.41	2.0
Central NJ	28	116,581	0.5	2,569,569	22.04	0.5
Westchester Co., NY	38	170,052	0.8	3,772,326	22.18	0.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	2	29,280	0.1	221,040	7.55	(d)
Fairfield, CT	3	14,565	0.1	231,346	15.88	0.1
Washington, DC/MD	10	35,874	0.2	869,963	24.25	0.2
TOTAL – 2014	137	790,603	3.6	17,597,089	22.26	3.5

2015
Northern NJ	100	1,216,956	5.6	26,205,296	21.53	5.1
Central NJ	70	447,715	2.0	10,244,556	22.88	2.0
Westchester Co., NY	77	375,585	1.8	7,852,157	20.91	1.6
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	25	237,113	1.1	1,761,281	7.43	0.4
Fairfield, CT	6	68,166	0.3	1,537,420	22.55	0.3
Washington, DC/MD	39	355,747	1.7	10,980,018	30.86	2.2
TOTAL – 2015	317	2,701,282	12.5	58,580,728	21.69	11.6

2016
Northern NJ	112	957,741	4.4	24,963,936	26.07	5.0
Central NJ	64	591,879	2.7	13,746,479	23.23	2.7
Westchester Co., NY	92	532,768	2.5	10,704,089	20.09	2.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	13	160,893	0.8	1,117,660	6.95	0.2
Fairfield, CT	6	159,640	0.7	3,256,778	20.40	0.6
Washington, DC/MD	26	101,444	0.5	2,650,918	26.13	0.5
TOTAL – 2016	313	2,504,365	11.6	56,439,860	22.54	11.1

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

All Consolidated Commercial Properties
(continued)

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2017	275	3,496,991	16.3	83,503,431	23.88	16.5

2018	258	2,509,423	11.7	58,919,475	23.48	11.6

2019	222	2,146,004	10.0	46,459,299	21.65	9.2

2020	153	1,579,784	7.4	34,072,153	21.57	6.7

2021	85	1,222,646	5.7	32,395,330	26.50	6.4

2022	64	991,451	4.6	25,087,047	25.30	5.0

2023	38	995,061	4.6	25,542,570	25.67	5.0

2024	49	1,027,059	4.8	25,396,467	24.73	5.0

2025 and thereafter	38	1,539,426	7.2	42,430,147	27.56	8.4
Totals/Weighted
Average	1,949	21,504,095	100.0	506,423,596	23.55	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual June 2014 billings times 12. For leases whose rent commences after July 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2014 aggregating 101,880 square feet and representing annualized rent of $2,471,078 for which no new leases were signed.
(d)	Represents 0.05% or less.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	21,504,095
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	471,391
Square footage unleased	4,287,736
Total net rentable square footage (does not include land leases)	26,263,222

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	51	375,715	2.2	9,344,409	24.87	2.1
Central NJ	24	90,013	0.5	2,197,422	24.41	0.5
Westchester Co., NY	25	66,676	0.4	1,765,798	26.48	0.4
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	2	7,565	0.1	183,346	24.24	-
Washington, DC/MD	10	35,874	0.2	869,963	24.25	0.2
TOTAL – 2014	112	575,843	3.4	14,360,938	24.94	3.2

2015
Northern NJ	93	1,162,424	7.0	25,551,904	21.98	5.8
Central NJ	60	368,011	2.2	9,189,930	24.97	2.1
Westchester Co., NY	49	204,857	1.2	5,427,199	26.49	1.2
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	4	19,689	0.1	537,867	27.32	0.1
Washington, DC/MD	39	355,747	2.1	10,980,018	30.86	2.5
TOTAL – 2015	245	2,110,728	12.6	51,686,918	24.49	11.7

2016
Northern NJ	106	900,034	5.4	24,273,243	26.97	5.5
Central NJ	54	474,574	2.8	11,940,762	25.16	2.7
Westchester Co., NY	41	197,596	1.2	5,279,139	26.72	1.2
Manhattan	-	-	-	-	-	-
Fairfield Co., CT	4	53,540	0.3	1,464,498	27.35	0.3
Washington, DC/MD	26	101,444	0.6	2,650,918	26.13	0.6
TOTAL – 2016	231	1,727,188	10.3	45,608,560	26.41	10.3

2017	210	2,962,633	17.7	76,371,022	25.78	17.2

2018	180	1,726,097	10.3	49,223,028	28.52	11.1

2019	168	1,432,200	8.5	36,411,306	25.42	8.2

2020	121	1,190,968	7.1	29,365,941	24.66	6.6

2021	73	1,076,371	6.4	30,315,515	28.16	6.8

2022	57	913,748	5.4	23,969,486	26.23	5.4

2023	29	791,933	4.7	22,880,935	28.89	5.2

2024	36	832,385	5.0	22,568,318	27.11	5.1

2025 and thereafter	31	1,441,711	8.6	40,776,010	28.28	9.2
Totals/Weighted
Average	1,493	16,781,805	100.0	443,537,977	26.43	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2014 billings times 12. For leases whose rent commences after July 1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2014 aggregating 62,255 square feet and representing annualized rent of $1,659,140 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

						Average Annualized
				Percentage Of		Base Rent Per
		Net Rentable		Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject		Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring		Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases		Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)		Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014 (c)
Northern NJ	5	48,536		1.1	588,436	12.12	1.0
Central NJ	3	25,808		0.6	354,287	13.73	0.6
Westchester Co., NY	11	88,186		2.0	1,753,486	19.88	3.0
Sub. Philadelphia	2	29,280		0.7	221,040	7.55	0.4
Fairfield Co., CT	1	7,000		0.1	48,000	6.86	-
TOTAL – 2014	22	198,810		4.5	2,965,249	14.91	5.0

2015
Northern NJ	7	54,532		1.2	653,392	11.98	1.2
Central NJ	8	76,690		1.8	982,926	12.82	1.7
Westchester Co., NY	26	135,028		3.1	1,936,358	14.34	3.3
Sub. Philadelphia	25	237,113		5.5	1,761,281	7.43	3.0
Fairfield Co., CT	2	48,477		1.1	999,553	20.62	1.7
TOTAL – 2015	68	551,840		12.7	6,333,510	11.48	10.9

2016
Northern NJ	6	57,707		1.4	690,693	11.97	1.1
Central NJ	9	116,245		2.7	1,781,861	15.33	3.1
Westchester Co., NY	47	304,184		7.0	5,078,156	16.69	8.8
Sub. Philadelphia	13	160,893		3.7	1,117,660	6.95	1.9
Fairfield Co., CT	2	106,100		2.5	1,792,280	16.89	3.1
TOTAL – 2016	77	745,129		17.3	10,460,650	14.04	18.0

2017	65	534,358		12.4	7,132,409	13.35	12.3

2018	75	689,843		16.0	9,100,474	13.19	15.7

2019	51	669,359		15.5	9,251,504	13.82	15.9

2020	31	341,584		7.9	4,031,739	11.80	7.0

2021	12	146,275		3.4	2,079,815	14.22	3.6

2022	7	77,703		1.8	1,117,561	14.38	1.9

2023	7	127,407		3.0	1,783,271	14.00	3.1

2024	12	148,674		3.4	2,411,389	16.22	4.2

2025 and thereafter	6	89,715		2.1	1,362,137	15.18	2.4
Totals/Weighted
Average	433	4,320,697	(c)	100.0	58,029,708	13.43	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2014 billings times 12. For leases whose rent commences after July 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring June 30, 2014 aggregating 39,625 square feet and representing annualized rent of $831,938 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014

VI. OFFICE PORTFOLIO

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July1, 2014, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014	1	5,890	1.5	78,042	13.25	1.9

2015	2	35,700	9.4	488,600	13.69	11.4

2016	4	30,988	8.2	346,794	11.19	8.1

2018	3	93,483	24.6	595,973	6.38	13.9

2019	3	44,445	11.7	796,489	17.92	18.6

2020	1	47,232	12.5	674,473	14.28	15.8

2023	2	75,721	20.0	878,364	11.60	20.5

2024	1	46,000	12.1	416,760	9.06	9.8
Totals/Weighted
Average	17	379,459	100.0	4,275,495	11.27	100.0
(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual June 2014 billings times 12. For leases whose rent commences after July 1, 2014, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2014, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2014 through 2016 only):

					Average Annualized
			Percentage Of		Base Rent Per
		Net Rentable	Total Leased	Annualized	Net Rentable	Percentage Of
		Area Subject	Square Feet	Base Rental	Square Foot	Annual Base
Year Of	Number Of	To Expiring	Represented By	Revenue Under	Represented	Rent Under
Expiration/	Leases	Leases	Expiring	Expiring	By Expiring	Expiring
Market	Expiring (a)	(Sq. Ft.)	Leases (%)	Leases ($) (b)	Leases ($)	Leases (%)

2014
Central NJ	1	760	3.5	17,860	23.50	3.0
Westchester Co., NY	1	9,300	42.0	175,000	18.82	30.2
TOTAL – 2014	2	10,060	45.5	192,860	19.17	33.2

2015
Central NJ	2	3,014	13.6	71,700	23.79	12.4
Westchester Co., NY	-	-	-	-	-	-
TOTAL – 2015	2	3,014	13.6	71,700	23.79	12.4

2016
Central NJ	1	1,060	4.8	23,856	22.51	4.1
Westchester Co., NY	-	-	-	-	-	-
TOTAL – 2016	1	1,060	4.8	23,856	22.51	4.1

2025 and thereafter	1	8,000	36.1	292,000	36.50	50.3

Totals/Weighted
Average	6	22,134	100.0	580,416	26.22	100.0
(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual June 2014 billings times 12. For leases whose rent commences after July1, 2014 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2014